Exhibit 10.1(a)



CERTIFIED MAIL
RETURN RECEIPT REQUESTED


February 3, 1999


Emanual - Ruth Investment Corporation

c/o Property Management Group

311 S. 13th Street Philadelphia, PA 19107


      Re: Lease Agreement dated July 21,1980 between Emanual-Ruth Investment Corporation, as Landlord and First Union
            National Bank, as Tenant

            Premises: First Union National Bank
            2836 West Girard Avenue
            Philadelphia, PA


Gentlemen:


Please be advised that Insignia/ESG is the exclusive real estate representative for First Union National Bank in Pennsylvania.


Pursuant to Paragraph 1 of the Amendment To Lease dated April 30, 1997 for the above referenced Lease Agreement, First Union hereby exercises its option to extend the term of the lease for an additional two-year period.



The extension term shall commence on May 1, 1999 and shall expire on April 30, 2001. Monthly rental during the extension term shall be $1,375.00.

Emanual - Ruth Investment Corporation
February 3, 1999
Page 2 of 2



This notice to extend was previously forwarded to you at the address provided for in the lease and was deemed undeliverable. A copy of the letter is attached for your reference.


Please contact me with any questions or comments regarding the above.



Sincerely,



/s/ Robert E. Zwengler

Robert E. Zwengler
Senior Director



cc: Glenn Blumenthal

CERTIFIED MAIL
RETURN RECEIPT REQUESTED


October 30, 1998

Emanual - Ruth Investment Corporation
121 C. Benson Manor
Washington Lane & Township Line Rd.
Jenkintown, PA 19046


Re:   First Union National Bank
      2836 West Girard Avenue
      Philadelphia, PA
      Lease: 7121/80


Gentlemen:


     Please be advised that Insignia/ESG is the exclusive real estate representative for First Union National Bank in Pennsylvania.


     In accordance with the amendment dated April 30, 1997 to the above lease for the First Union Girard branch office, First Union hereby exercises its option to extend the term of the lease for an additional two-year period.


     The extension term shall commence on May 1, 1999 and shall expire on April 30, 2001. Monthly rental during the term shall be $1,375.00. Thank you.



Sincerely,


/s/  Robert E. Zwengler

Robert E. Zwengler
Senior Director



cc:   Glenn Blumenthal

                            LEASE AGREEMENT


      This Agreement, made this 21st day of July one thousand nine hundred and eighty (1980), by and between Emanual-Ruth Investment Corporation (hereinafter called Lessor), of the one part, and Fidelity Bank (hereinafter called Lessee), of the other part.

      WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain building known as 2836 W. Girard Avenue, in the city of Philadelphia, State of Pennsylvania, to be used and occupied as a branch bank office for the term of eighty years beginning the first day of May one thousand nine hundred and eighty-two (1982), and ending the 30th day of April, one thousand nine hundred and ninety (1990), for the minimum monthly rental of Four hundred and Fifty (Dollars) ($450.00), lawful money of the United States of America payable in monthly installments in advance in sums of Four Hundred and Fifty ($450.00) dollars during the first three years of said lease Dollars ($____________) on the 1st day of each month, rent to begin from the 1st day of May, 1982, the first installment to be paid at the time of signing this lease. Beginning on May 1, 1985, the monthly rental shall be Five Hundred and Fifty $550.00) Dollars until April 20, 1958. On May 1, 1988, the rental shall be Six Hundred and Fifty ($650.00) Dollars per month until the termination of this lease on April 30, 1996.


      If Lessor is unable to give Lessee possessions of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

      (a) Lessee agrees to pay as rent in addition to the minimum rental sums which may become due by reason of the failure of Lessee to comply with all the covenants of this lease and pay any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of the lands also any and all damages of the demised premises caused by any act or neglect of the Lessee.

      (b) Lessee further agrees to pay as rent in addition to the minimum rental herein reserved all taxes assessed or imposed upon the demised premises and/or the building of which the demised premises is a part during the term of this lease, in exceeds of and over and above 788.58. The amount due hereunder on account of such taxes shall be apportioned for that part of the first and last calendar years covered by the term hereof. The same shall be paid by Lessee to Lessor on or before the first day of ______ of each and every year.

      (c) Lessee further agrees to pay to lessor as additional rent all increase or increases in fire insurance premiums upon the demised premises and/or the building of which the demised premises is a part, due to an increase in the rate of fire insurance in excess of the rate on the demised premises at the time of making this lease. If said increase is caused by any act or neglect of the Lessee or the nature of the Lessee's business.

     (d) Lessee further agrees to pay as additional rent, if there is a metered water connection to the said premises, all charges for water consumed upon the demised premises in excess of the yearly minimum meter charge and all charges for repairs to the said meter or meters on the premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident or other cases, immediately when the same become due.

      (e) Lessee further agrees to pay as additional rent, if there is a metered water connection to said premises, all sewer rental or charges for use of sewers, sewage system, and sewage treatment works servicing the demised premises in excess of the yearly minimum of each sewer charges, immediately when the same become due.

      All rents shall be payable without prior notice or demand at the office of Lessor in c/o E.G. Weiss, Esq., 106 S. 16th Street, Phila., Pa. 19102 or at such other place as Lessor may from time to time designate by notice in writing.

      Lessee covenants and agrees that he will without demand

      (a) Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears.

     (b) Keep the demised premises clean and free from all ashes, dirt and other refuse matter: replace all glass windows, doors, etc., broken: keep all waste and drain pipes open: repair all damage to plumbing and to the premises in general: keep the same in good order and repair as they now are, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this lease.

     (c) Comply with any requirements or any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

     (d) Use every reasonable precaution against fire.

     (e) [TEXT INTENTIONALLY OMITTED]

     (f) Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

     (g) Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

     (h) Lessee: [TEXT OMITTED] shall keep the pavement free from snow and ice: and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due [TEXT OMITTED] or to any accumulations of snow and ice.

     (i) The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof. Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor and that should Lessee do so or attempt to do so, the Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the lessee assuming all responsibility for such action.

      Lessee covenants and agrees that he will do none of the following things without the consent in writing of Lessor first had and obtained:

     (a) Occupy the demised premises in any other manner or for any other purpose than as above set forth.

     (b) Assign, mortgage or pledge this lease or under let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation occupy the demised premises, or any part thereof: nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, the same shall be a violation

     (c) [TEXT INTENTIONALLY OMITTED]

     (d) Make any alterations, improvements or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises as the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to order and condition in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so collecting at Lessor's option, the cost and expense thereof from Lessee as additional rent except as set forth in Rider #29.

     (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

     (f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

     (g) Do or suffer to be done, any act, manner or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

     (h) [TEXT INTENTIONALLY OMITTED]

     (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

     Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

     (a) At all reasonable times by himself or his daily authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

     (b) [TEXT INTENTIONALLY OMITTED]

     (c) [TEXT INTENTIONALLY OMITTED]

     (d) The Lessor may discontinue all facilities furnished and services rendered, or any of them, by Lessor, not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this lease.

     (a) Lessee agrees to be responsible for and to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person, caused by any fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, or from the drains, pipes, or plumbing work of the same, or from any place or quarter unless such breakage, leakage, injury or damage, injury, use, misuse or abuse be caused or result from the negligence of Lessor, his servants or agents.

     (b) Lessee also agrees to be reasonable for and to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any person or thing which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways, of any kind whatsoever, which may exist or hereafter be erected or constructed on the said premises or from any kind of injury which may arise from any other cause whatsoever on the said premises or the building of which the demised premises is a part unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, his servants or agents.

     (a) In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Lessee or those employed by or acting for him, that the same cannot be repaired or restored within a reasonable time, this lease shall absolutely cease and determine and the rent shall abate for the balance of the term.

     (b) If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Lessor may, at his option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof ___________.In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered unmeasurable and the duration of the Lessor's possession. If is a dispute arises as to the amount of rent due under this clause. Lessee agrees to pay the full amount claimed by Lessor. Lessee shall, however, have the right to proceed by law to recover the excess payment, if any.

     (c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

     (d) Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

     (e) The Lessor has let the demised premises in their present condition and without any representations on the part of the Lessor, his officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs or alterations at the time of letting or at any time thereafter.

     (f) [INTENTIONALLY OMITTED]

     (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alteration, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent of said other charges at the time specified in this lease.

     (b) It is hereby expressly agreed and understood that the said ______________________ is acting as agent only and shall not in any event be held liable to the owner or to Lessee for the fulfillment or non-fulfillment of any of the terms or conditions of this lease, or for any actions or proceedings that may be taken by the owner against Lessee, or by Lessee against the owner.

     (c) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

     (d) This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased, shall not conduct themselves in a manner which improper or objectionable and that if at any time during the term of this lease or any extension or continuation thereof, Lessee or any occupier of the said premises shall have conducted himself, herself or themselves in a manner which improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein for the Lessee's failure to observe any of the covenants and conditions of this lease.

     (e) In the event of the failure of Lessee promptly to perform the covenants of Section 8(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

     If the Lessee

     (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be rented or collected as rent and/or any other charge, expense, or cost herein agreed to be paid the Lessee; or

     (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

     (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property thereafter from otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current terms, above mentioned; or

     (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee, or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if proceedings for reorganization or for compos9ition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable; _________________________________ them and in any or either of said events, there shall be deemed to be a breach of this lease, and thereupon ipso facto and without entry or other action by Lessor;

     (1) The rent for the entire unexplored balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs and officers' commissions including watchmen's wages and further including the five percent chargeable by Act of Assembly to the Lessor, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/ort any other charge, expense or cost herein agreed to be paid by the Lessor which may be due and payable treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Lessor which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on that date payable in advance: and if this lease or any part thereof is assigned, or if the premises or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor Lessee's agent to collect the rents due by such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder: save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Lessor shall less the fair market value of the said demised premises, for the residue of said term.

      In the event of any default as above set forth in Section 14, the Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

     (a) may without notice or demand enter the demised premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, and take possession of and sell all goods and chattels at auction, not three days' notice served in person on the Lessee or left on the premises, and pay the said Lessor out of the proceeds, and even if the rent be not due and unpaid, should the Lessee at any time remove or attempt to remove goods and chattels from the premises without leaving enough thereon to meet the next periodical payment, sufficient of such goods to meet the proportion of rent accrued at the time of such removal; and the Lessee hereby releases and discharges the Lessor, and his agents, from all claims, actions, suits, damages, and penalties, for or by reason or on account of any entry, distraint, key, appraisement or sale; and/or

     (b) may enter the premises, and without demand, proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commissions, including watchmen's wages and sums chargeable to Lessor, and further including a sum equal to 5% of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee, and in such case all costs, officers' commission and other charges shall immediately attach and become part of the claim of Lessor for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Lessor. Lesser hereby expressly waives in favor of Lessor the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to be made after removal of goods, and further relieves the Lessor of the obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all rites under the Act of Assembly of April 6, 1951, P.L 69, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any rime after fire days from said distraint without any appraisement and/or condemnation thereof.

     (c) The Lessee further waives the right to issue a Writ of Replevin tinder the Pennsylvania Rules of Civil Procedure. No. 1071 &c and Laws of the Commonwealth of Pennsylvania, or under arty other law piously enacted and now in force, or which tray be hereafter enacted for the recovery of any articles, household goods, furniture, etc. seized under a distress for rent or levy upon an execution for rent, damages or otherwise; all waivers hereinbefore mentioned are hereby extended to apply to any such; and/or

     (d) may lease said premises or any part or parts thereof to such person or persons as may in Lessor's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

     The right to enter judgment against Lessee and to enforce all of the other provisions of this (case hereinabove provided for may, at the option of any assignee of this lease. be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right title and interest nay not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm. L 90. and all supplements and amendments thereto that have been or may hereafter be passed and Lessee hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

     All of the remedies hercinbefore given to Lessor and all rights and remedies Riven to him by law and equity shall be cumuiative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of his remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination. or for any and all sums due at the time or which. under the terms hereof, would in the future become due as if there had been no determination. nor shall the bringing of any action for rent or breach of covenant. or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

     In the event that the premises demised or any part thereof is taken or condemned condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor. and rent shall abate lit proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises. and it is agreed that the Lessee shall not be entitled to any note whatsoever of the partial or complete termination of this lease by reason of the aforesaid.

     It is hereby mutually agreed that either party hereto may determine this lease at the end of said term by giving to the other party written notice thereof at least sixty days prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of sixty and so on fromn sixty to sixty unless or until terminated by either party hereto, giving the other sixty days written notice for removal previous to expiration of the then current term: PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the termination of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within fifteen days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term. Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided. or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shail fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid. give the said Lessee ten days' written notice of his intention to terminate the said lease: whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease .nay be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as wall during any extension of the original term of this lease as during the original term itself.

     All notices required to be given by Lessor to Lessee shall be sufficiently given by leaving the same upon the demised premises, but notices given by Lessee to Lessor must he given by registered mail, and as against Lessor the only admissible evidence that notice has been given by Lessee shall be a registry return receipt signed by Lessor or his agent.

     It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises agreements, conditions and understandings between Lessor or his Agents and Lessee relative to the demised premises, and that there are no promises, agreements, conditions tar understandings, either oral or written. between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided. no subsequent alteration. amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

     All rights arid liabilities herein given to, imposed upon, the respective parties hereto shall extend to and the several and respective heirs, executors, administrators, succeed and assigns of said parties: and if there shall he more than Lessee, they shall all be bound jointly and severally by the terms. covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more: and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof. and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein shall be deemed to refer to the "Lessor" and "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

     Lesser shall, upon execution hereof, deposit with Lessor as security fur the performance of all the terms, covenants. and conditions of this lease, the sum of none. This deposit is to be retained by Lessor until the expiration of this lease and shall be returnable to Lessee provided that (1) premises have been vacated: (2) Lessor shall have inspected the premises after such vacation; and (3) Lessee shall have complied with all the terms, covenants and conditions of this lease, in which event the deposit so paid hereunder shall be returned to
Lessee: otherwise, said sum deposited hereunder or any part thereof may he retained by Less at his option, as liquidated damages, or may be applied he Lessor against any actual loss, damage or injury chargeable to Lessee hereunder or otherwise, if Lessor determines that such loss, damage or injury exceeds said sum deposited. Lessor's determination of the amount, if any, to be returned to Lessee shall be final. It is understood that the said deposit is not to be considered ac the last rental due under the lease.

     Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease, nor shall they affect its meaning, construction or effect.


     30. Lessee agrees to furnish heat, light and power to the demised premises at its own expense. Lessee is given permission, at its own cost and expense, to lower the ceiling of the premises by installing a false ceiling.


IN WITNESS WHEREOF, the parties hereto have executed these presents the day and pear first above written. and intend to be legally boned



SEALED AND DELIVERED
IN THE PRESENCE OF:                 FIDELITY BANK


                                   By: /s/ Thomas W. Barry
                                   -----------------------------------------
                                      Sr. Vice President -- Thomas W. Barry


                                   ATTEST: /s/
                                   -----------------------------------------
                                          Emanuel-Ruth Investment Corp.


                                   BY: /s/
                                   -----------------------------------------


                                   ATTEST: /s/
                                   -----------------------------------------





FOR VALUE RECEIVED ___________________________________ hereby assign, transfer and set over unto ___________________________________ Executors, Administrators, Successors and Assigns, all ______ right, title and interest in the within _____________ and all benefit and advantage to be derived therefrom.


Witness ________ hand and seal this ________________ day of _____________________ A.D. 19____


SEALED AND DELIVERED
  IN PRESENCE OF

ATTACHED TO AND FORMING PART OF LEASE BETWEEN

EMANUEL G. WEISS, LESSOR; AND THE FIDELITY BANK, LESSEE;

FOR PREMISES 2836 WEST GIRARD AVENUE, PHILADELPHIA,

PENNSYLVANIA

      DATED THE 21ST DAY OF JULY 1980



29. Lessee shall pay for all heat, light, and power used in the demised premises. Lessee may make any necessary alterations and improvements to the demised premises; provided, however, that any such alterations or improvements shall first be submitted to Lessor, and Lessor's written approval obtained. Lessor shall not unreasonably withhold such approval. Lessee shall pay all costs of any such alterations or improvements and upon termination shall have the right to remove such alterations and improvements as in its discretion it shall choose, provided only that no structural damage shall be done to said building on removal.


30. Lessor shall maintain the roof of the premises. In the event of any roof defect, Lessee shall give prompt written notice to Lessor, who agrees to make repairs within ten working days from receipt of such notice. Lessor represents that the heater and boiler in the demised premises shall be in good operating condition at the commencement of this lease. In the event said heater and boiler are not in said condition, Lessor agrees to repair or replace the same as is necessary. Thereafter, Lessee shall provide ordinary maintenance to said heater, boiler and heating system. However, Lessor, if necessary, shall make any repairs or replacements costing in excess of one Hundred Fifty Dollars to said boiler and heater. Lessor shall have the privilege of employing its own plumbers and/or heater repairmen for said purpose.


32. Lessee shall have the privilege to install and maintain such signs as it customarily installs on its branch bank offices.


33. Lessor's right to inspect the premises as set forth in Paragraph 10 hereof or elsewhere shall be limited to inspections made during normal business hours of Lessee and a representative of Lessee shall accompany Lessor at all times.


34. Lessor shall not have the privilege of displaying a "For Sale" sign on the premises during the term of this lease or any renewal or extensions thereof. In the event Lessor receives a bona fide offer from a person not a member of Lessor's family group or a corporation owned by such group or any one of same, Lessee shall have the option to purchase said premises upon the same terms and conditions subject to Lessee's exercise of said option within 15 days of notice in writing by Lessor to Lessee of the existence of said offer. Lessor shall have the privilege to install a "For Rent" sign within the last six months of the term of this lease or any renewal or extension thereof.


35. Lessor, despite anything else to the contrary herein, shall not have the privilege or power to exercise any of his rights on default as defined or set forth herein unless and until he has given notice in writing to Lessee of the existence of such default and Lessee shall not have cured such default within fifteen days after receipt of such notice.



EMANUEL-RUTH

INVESTTHE FIDELITY BANK



By:  /s/                            By:  /s/ Thomas W. Barry
    ----------------------              -----------------------------
                                        Thomas W. Barry,
                                        Sr. Vice President



Attest:  /s/                       Attest:  /s/
       -----------------------            --------------------------
       Asst. Secretary                    Asst. Secretary

123 SOUTH BROAD
PHILADELPHIA, PENNSYIVANIA 19109-1199
215 985-6000

                   CERTIFIED MAIL - RETURN RECEIPT REQUESTED

July 10, 1998

PROGRESS INVESTMENT ASSOCIATES, Inc.
T/A Progress Plaza Shopping Center
1501 N. Broad Street
Philadelphia, PA 19122

Re: First Union National Bank, successor by merger to CoreStates Bank Progress Plaza Branch, Philadelphia, PA.

Dear Sir/Madam:

Reference is made to the Lease dated October 15, 1988 between Progress Investment Associates, Inc. T/A Progress Plaza Shopping Center, Landlord, and First Pennsylvania Bank, N.A., Tenant. Please consider this formal notice that First Union National Bank, as successor by merger, hereby exercises its five year option as required under Section 1.9 of the lease agreement

The term of the option will commence on November 1, 1998 and expire on October 31, 2003.

I would appreciate it if you would acknowledge the receipt of this notice below on the duplicate letter and return it to me in the postage paid self addressed envelope.

Sincerely,

Dan G. Griffith                    Receipt is acknowledged that First Union
Vice President                     National Bank has exercised its option to
                                   extend the lease as required under the
                                   Section 9 of agreement.

                                   By:
                                      ------------------------------------

                                      COPY

                                LEASE AGREEMENT

                                 By and Between

                      PROGRESS INVESTMENT ASSOCIATES, INC.

                    TRADING AS PROGRESS PLAZA SHOPPING CENTER
                                    LANDLORD

                                       AND

                        THE FIRST PENNSYLVANIA BANK N.A.
                                     TENANT



                             DATED: OCTOBER 15, 1988

                                TABLE OF CONTENTS

SUBJECT                                                   SECTION      PAGE
-------                                                   -------      ----

Access by Landlord                                          8           11
        Right of Entry                                      8.1         11
        Excavation                                          8.2         11

Advertising, Merchant's Association                        10           12
      Name in Advertising                                  10.1         12
      Merchants Association                                10.2         12

Assignment and Subletting                                  15           16
      Consent Required                                     15.1         16
      Corporate Ownership (Deleted)                        15.2         16

Conduct of Business by Tenant                               6            8
      Purpose of Use                                        6.1          8
      Operation of Business                                 6.2          8
      Competition (Deleted)                                 6.3          9
      Storage, Office Space                                 6.4          9
      Operation of Concessions                              6.5          9

Default by Tenant                                          18           19
      Right to Re-enter                                    18.1         19
      Notice 3 Opportunity to Cure                                      21
      Right to Re-let                                      18.2         21
      Legal Expenses                                       18.3         21
      Waiver of Jury Trial and Counterclaim                18.4         22
      Waiver of Right of Redemption                        18.5         22

Destruction of Leased Premises                             13           15
      Total or Partial Destruction                         13.1         15
      Partial Destruction of Shopping Center               13.2         15

Eminent Domain                                             17           17
      Total Condemnation                                   17.1         17
      Partial Condemnation                                 17.2         17
      Total Condemnation of Parking Area                   17.3         17
      Partial Condemnation of Parking Area                 17.4         18
      Landlord's Damages                                   17.5         18
      Tenant's Damages                                     17.6         18
      Condemnation of Less than a Fee                      17.7         18

Holding Over, Successors                                   19           22
      Holding Over                                         19.1         22
      Successors                                           19.2         22

Insurance and Indemnity                                    11           13
      Liability Insurance                                  11.1         13
      Increase in Fire Insurance Premium                   11.2         14
      Indemnification of Landlord                          11.3         14
      Boiler Insurance (Deleted)                           11.4         14

Maintenance of Leased Premises                              7            9
      Maintenance by Tenant                                 7.1          9
      Maintenance by Landlord                               7.2          9
      Surrender of Premises                                 7.3         10
      Rules and Regulations                                 7.4         10
      Notice by Tenant                                      7.5         10
      Cost of Maintenance of Common Areas                   7.6         10

SUBJECT                                                  SECTION       PAGE
-------                                                  -------       ----

       Notice by Tenant                                     7.5         10
       Costs of Maintenance of Common Areas                 7.6         10

Miscellaneous                                              21           23
       Waiver                                              21.1         23
       Accord and Satisfaction                             21.2         23
       Entire Agreement                                    21.3         23
       No Partnership                                      21.4         23
       Force Majeure                                       21.5         23
       Notices                                             21.6         24
       Captions and Section Numbers                        21.7         24
       Tenant Defined and Use of Pronoun                   21.8         24
       Brokers Commission                                  21.9         24
       Partial Invalidity                                  21.10        24
       No Option                                           21.11        24
       Recording                                           21.12        25
       Rider (Deleted)                                     21.13        25
Offset Statement, Attornment, Subordination                14           15
       Offset Statement                                    14.1         15
       Attornment                                          14.2         16
       Subordination                                       14.3         16
       Attorney-in-Fact                                    14.4         16

Quiet Enjoyment                                            20           22

Records and Books of Account                                3            5
       Tenant's Records                                     3.1          5
       Reports by Tenant                                    3.2          5
       Right to Examine Books                               3.3          5
       Audit                                                3.4          5

Rent                                                        2            2
       Minimum Rent                                         2.1          2
       Percentage Rent                                      2.2          3
       Gross Receipts Defined                               2.3          3
       Taxes                                                2.4          4
       Additional Rent                                      2.5          4
       Past Due Rent                                        2.6          4

Term                                                        1            1
       Leased Premises                                      1.1          1
       Use of Additional Areas                              1.2          1
       Commencement and Ending Date                         1.3          1
       Lease Year Defined                                   1.4          1
       Failure of Tenant to Open (Deleted)
       Joint Opening (Deleted)
       Renovations by Tenant                                1.7          1
       Delivery of Premises by Landlord                     1.8          2
       Acceptance of Premises by Tenant                     1.9          2
       Option to Renew                                      1.10         2

Security Deposit                                            4            6
       Amount of Deposit (Deleted)                          4.1          6
       Use and Return of Deposit (Deleted)                  4.2          6
       Transfer of Deposit (Deleted)                        4.3          6

SUBJECT                                              SECTION      PAGE
-------                                              -------      ----

Signs, Awnings, Canopies, Fixtures,
Alterations                                            5            6
        Installation                                   5.1          6
        Changes and Additions to Building              5.2          7
        Removal and Restoration by Tenant              5.3          7
        Discharge of Liens                             5.4          7
        Signs, Awnings and Canopies                    5.5          7
        Parking and Common Use Areas                   5.6          7
        License                                        5.7          8

Tenant's Property                                      9           12
        Loss and Damage                                9.1         12

Utilities                                             12           14
        Utility Charges                               12.1         14

Waste, Governmental Regulations                       16           16
        Waste or Nuisance                             16.1         16
        Governmental Regulations                      16.2         16

Tenant agrees as( follows:

     (1) All loading and unloading of goods shall be done only at such times, in the areas, and through the entrances, designated for such purposes by Landlord.

     (2) The delivery or shipping of merchandise, supplies and fixtures to and from the leased premises shall be subject to such rules and regulations as in the judgment of Landlord are necessary for the proper operation of the leased premises or Shopping Center.

     (3) All garbage and refuse shall be kept in the kind of container specified by Landlord, and shall be placed outside of the premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any of Tenant's refuse or rubbish.

     (4) No television or other similar devise shall be installed without first obtaining in each instance Landlord's consent in writing. No aerial shall be erected on the roof or exterior walls of the premises, or on the grounds, without in each instance, the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

     (5) No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the premises without the prior written consent of Landlord.

     (6) If the leased premises are equipped with heating facilities separate from those in the remainder of the Shopping Center, Tenant shall keep the leased premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

     (7) The outside areas immediately adjoining the premises shall be kept clean and free from rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstructions or merchandise in such areas.

     (8) Tenant and Tenant's employees shall park their cars only in those portions of the parking area designated for that purpose by Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's car or cars, and cars of Tenant's employees, within five (5) days after request of Landlord and shall thereafter notify Landlord of any changes within five (5) days after such changes occur. In the event that Tenant or its employees fail to park their cars in designated parking areas as aforesaid, then Landlord, at its option, shall charge Tenant Ten Dollars ($10.00) per day per car parked in any area other than those designated, as and for liquidated damage.

     (9) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall have caused it.

                                   EXHIBIT "A"

     (10) Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

     (11) Tenant shall not burn any trash or garbage of any kind in or about the leased premises, the Shopping Center, or within one mile of the outside property lines of the Shopping Center.

     (12) Tenant shall sponsor no kiddie rides or any other type of. promotion without the prior written consent of the Landlord except as the same may be sponsored by the Merchants Association.

     THIS LEASE AGREEMENT, made on the 1st day of November, 198 by PROGRESS INVESTMENT ASSOCIATES, a Pennsylvania Corporation, herein called "Landlord" and THE FIRST PENNSYLVANIA BANK, N.A., herein called "Tenant."



                                W I T N E S S T H

SECTION 1. TERM

1.1  LEASED PREMISES

     In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, Landlord demises and leases to the Tenant, and Tenant rents from Landlord, those certain premises, now or hereinafter to be erected in the Progress Plaza Shopping Center, (herein called the "Shopping Center") at 1501 North Broad Street, Philadelphia, Pennsylvania, having a frontage of approximately 40 feet, said measurements being from center of partition to center of partition, except that in the event the demised premises is in an end position, measurements shall include full width of end wall, and a depth of 70 feet outside dimensions creating a first floor area of approximately 2,800 square feet, (herein collectively called the "leased premises") as shown on a floor plan attached hereto.

1.2  USE OF ADDITIONAL AREAS

     The use and occupancy by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, employees' parking areas, service roads, loading facilities, sidewalks and may be designated from time to time by the Landlord, subject however, to the terms and conditions of this agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

1.3  COMMENCEMENT AND ENDING DATE OF TERM

     The term of this lease shall begin on November 1, 1988. Tenant's obligation to pay rent hereunder shall commence on said date. The term of this lease shall end at midnight on the last day of the 10th consecutive full lease year as said term "Lease year" is hereinafter defined, unless sooner terminated as hereinafter provided. See Section 1.10 re Option. Tenant waives any notice requiring to remove from the premises at the end of the term (see Section 1.10 re Option) and covenants to surrender at the end of the term.

1.4  LEASE YEAR DEFINED

     The term "lease year" as herein shall mean the twelve (12) calendar months commencing with the first day the rent obligation commences and midnight of the day immediately prior to the succeeding anniversaries thereof.

1.5  DELETED

1.7  DELETED

1.8  DELIVERY OF PREMISES BY LANDLORD

     Landlord agrees that upon the date of delivery of possession to the Tenant, the demised premises shall be free of all violations, orders, or notices of violations of all public authorities; vacant and broom clean. Landlord warrants the heat and air conditioning apparatus, systems are in good working order and condition, and the demised premises includes bathroom facilities in good working order and in accordance with City Zoning Code. Tenant shall maintain the heating and air conditioning systems, as well as the bathroom, and be responsible for there replacements when necessary.

1.9  OPTION TO RENEW

     The Tenant shall have the option to renew this Lease for one (1) five (5) year period(s) under the same terms and conditions as herein contained, except that the minimum rental shall be increased by six (6) percent every two (2) years.

     Notice of acceptance of the renewal option must be given to the Landlord in writing at least ninety (90) days before the expiration of the initial term or preceding option period. Nothing herein construed shall require Tenant to exercise said extension option.


SECTION 2 RENT

2.1  MINIMUM RENT

     Tenant agrees to pay to Land lord at the office of Landlord, or at such other place designated by Landlord, without any prior demand therefor. and without any deduction or set-off whatsoever, and as fixed minimum rent; on the first day of each calendar month:

     2.1a Commencing on the beginning date and continuing thereafter for each Lease Year during the term and the renewal term of the Lease. Tenant covenants to pay unto Landlord, as rental for the Leased Premises, of each calendar month:

          (a) A Fixed Annual Guarantee Minimum Rental for the particular Lease Years and in the amounts as follows; payable monthly in equal monthly installments in advance upon the first day of each calendar month.

               (1) From the Rent Commencement Date through the second (2) anniversary thereof (calendar year 1990) in the amount of Thirty One Thousand Eighty ($31,080.00) per year;

               (2) From such anniversary date in 1990 through the fourth (4th) anniversary of the Rent Commencement Date (Calendar year 1992) in the amount of Thirty Three Thousand Eight Hundred Eighty ($33,880.00) per year;

               (3) From such anniversary date in (1992) thru the sixth (6th) anniversary of the Rent Commencement Date (calendar year 1994) in the amount of Thirty Six Thousand Nine Hundred Thirty Two ($36,932.00) per year;

               (4) From such anniversary date in (199_) thru the eighth (8th) anniversary of the Rent Commencement Date (calendar year 1996) in the amount of Forty Thousand Two Hundred Sixty Four ($40,265.00) per year;

               (5) From such anniversary date in (1996) thru the tenth (10th) anniversary of the Rent Commencement Date (Calendar year 1998) in the amount of Forty Three Thousand Eight Hundred Seventy Six ($43,876.00) per year.

     2.1b If the term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, upon the commencement date of the term, a pro-rata portion of the fixed monthly rent described in the fractional calendar month preceeding the commencement of the first lease year thereof.


2.2  DELETED


2.3  DELETED

2.4  TAXES

     Owner will pay in the first instance all real property taxes which may be levied or assessed by any lawful authority against the land and improvements in the Shopping Center. If the amount of the real property taxes levied or assessed against the land and building of which the leased premises form a part at the time of commencement of the term hereof shall exceed in any subsequent lease year the amount of such taxes for the first full lease year, Tenant shall pay that portion of such excess equal to the product obtained by multiplying said excess by a fraction, the numerator of which shall be the square-foot area of the leased premises, and the denomimator of which shall be the square-foot area of the Shopping Center exclusive of common areas. For the purpose of this section and of the computation aforesaid, each two (2) square feet of basement or second floor space shall be counted as noe (1) square-foot. The term "first full tax year" shall mean the year 1988. The tax year of any lawful authority commencing during any lease year shall be deemed to correspond to such lease year. The additional rent provided for in this Section 2.4 shall be paid within twenty (20) days after demand therefor by Landlord. A copy of the Jurisdictions taxing authority's tax bill submitted and certified true by Landlord to Tenant shall be sufficient evidence of the amount of taxes assessed or levied against the parcel or real property to which such bill relates. Should the taxing authorities include in such real estate taxes the value of any improvements made by Tenant or include machinery, equipment, fixtures, inventory or other personal property or assets of Tenant, then Tenant shall pay the entire real estate taxes for such items. Tenant, at all times, shall be responsible for and shall pay before delinquency, all municipal, county, state, or federal taxes assessed against any leasehold interest or any personal property of any kind owned, installed or used by Tenant, except if Landlord is required to collect such tax by law, Tenant shall pay the amount of such tax to Landlord as additional rent in the manner as aforesaid.

2.5  ADDITIONAL RENT

     The Tenant shall pay as additional rent any money require to be paid pursuant to paragraphs 2.4, 7.1, 7.2, 7.6, 11.2, and 12.1 and all other sums of money or charges required to be paid by Tenant under this lease, whether or not the same be designated "additional rent." If such amounts or charges are not paid at the time provided in this lease, they shall nevertheless, if not paid when due, be collectable as additional rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of the Landlord.

2.6  PAST DUE RENT AND ADDITIONAL RENT

     If Tenant shall fail to pay, when the same is due and payable, any rent or any additional rent, or amounts or charges of the character described in Section
2.5 hereof, such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of two percent (2x) per month.

SECTION 5. SIGNS, AWNINGS, CANOPIES, FIXTURES, ALTERATIONS, CONSTRUCTION

5.1  INSTALLATION BY TENANT

     All fixtures installed by Tenant shall be new or completely reconditioned. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixture, exterior signs, floor covering, interior or exterior lighting, or plumbing fixtures, shades or awnings or make any changes to the store front without first obtaining Landlord's written approval and consent. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought.

5.2  CHANGES AND ADDITIONS TO BUILD

     Landlord hereby reserves the right, at any time, to make alterations or additions to and to build additional stories on the building in which the premises are contained and to build adjoining the same. Landlord also reserves the right to construct other buildings of improvements in the Shopping Center from time to time, and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same and to construct doubledeck or elevated parking facilities, to close any skylights or windows and run necessary pipes, conduits and ducts through the herein leased premises and carry on any work, repair, alterations or improvements in, about, or in the vicinity thereof, the demised premises. Tenant hereby waives any claim for damages or inconvenience caused thereby.

5.3  REMOVAL AND RESTORATION BY TENANT

     All lighting fixtures and air conditioning equipment, any and all alterations, decorations, additions or trade fixtures, other than attached movable trade fixtures improvements and decorations installed or paid for by the Tenant or made by the Landlord on the Tenant's behalf by agreement under this lease shall, upon the expiration or earlier termination of this lease, become the sole property of the Landlord, Such alterations, decorations, additions, improvement and trade fixtures, shall not be removed from the premises prior to the end of the term hereof without the prior consent in writing from the Landlord.

5.4  DISCHARGE OF LIENS

     Tenant shall promptly pay all contractors and materialmen, so as to minimize the possibility of a lien attaching to the leased premises, and should any such lien be made or filed, Tenant shall bond against or discharge the same within ten (10) days after written request by Landlord.

5.5  SIGNS, AWNINGS AND CANOPIES

     Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the leased premises any sign, awning or canopy, or advertising matter or other things of any kind, and will not place or maintain any decorations, lettering or advertising matter on the glass of any window or door of leased premises without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. For the benefit of Tenant, Landlord approves the signage plan as set forth.

5.6  PARKING AND COMMONS USE AREAS AND FACILITIES

     All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Shopping Center, including employee parking areas, the truck way or ways, loading docks, package pick-up stations, pedestrian sidewalks and ramps, landscaped areas, exterior stairs, first aid stations, comfort stations and other areas and improvements provided by Landlord for the general use, in common, of Tenants, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Landlord shall have the right to construct, to police the same, from time to time, to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by Tenants, their officers, agents and employees, to employee parking areas; to enforce parking charges (by operation of meters or otherwise) with appropriate provision for free parking ticket validation by Tenants; to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlords.

counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage noncustomer parking; and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgement, the Landlord shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common areas and facilities. Tenant and its employees shall park their cars only in those portions of the parking area designated for that purpose by Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's care or cars and cars of its employees within five (5) days after request from Landlord, and shall thereafter notify Landlord of any changes within five (5) days after changes occur. If Tenant or its employees fail to park their cars in the designated parking areas, after giving notice to Tenant, Landlord shall have the right to charge Tenant ten dollars ($10.00) per day per car parked in any parking area other than those designated.

5.7  LICENSE

     All common areas and facilities not within the leased premises which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

SECTION 6. CONDUCT OF BUSINESS BY TENANT

6.1  PURPOSE OF USE

     Tenant shall use the leased premises solely for the purpose of conducting the business of: Banking and related business.

     Tenant will not use or permit, or suffer the use of, the leased premises for any other business or purpose. Tenant shall not conduct catalogue sales in or from the leased premises except of merchandise which Tenant is permitted to sell "over the counter" in or at the leased premises pursuant to the provisions of this Section 6.1.

6.2  OPERATION OF BUSINESS -- DELETE



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





6.3. STORAGE, OFFICE SPACE -- DELETE


6.5  OPERATIONS OF CONCESSIONS -- DELETE

SECTION 7. MAINTENANCE OF LEASED PREMISES

7.1  MAINTENANCE BY TENANT

     Tenant shall, at all times, keep the leased premises )including maintenance of exterior entrances, all glass and show window mouldings) and all partitions, doors, fixtures, equipment and appurtenances thereof (including lighting, heating and plumbing fixtures, escalators, elevators, and any air conditioning system) in good order, condition and repair, (including reasonably periodic painting as reasonably determined as to frequency thereof by Landlord), except for structural portions of the premises, which shall be maintained by Landlord, but if Landlord is required to make all repairs to structural portions by reason of Tenant's negligent acts of omission to act, Landlord may add the cost of such repairs to rent which shall thereafter become due. The Roof is structural and therefore part of Landlord responsibility

7.2  MAINTENANCE BY LANDLORD

     If Tenant refuses or neglects to repair property as required hereunder and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, or if Landlord is required to make repairs otherwise required of tenant under this Lease, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs, plus twenty percent (20%) of overhead, upon presentation of bill therefore, as additional rent.

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



7.3  SURRENDER OF PREMISE

     At the expiration of the tenancy hereby created, Tenant shall surrender the leased premises in the same condition as the leased premises were in upon delivery of possession thereto under this lease, reasonable wear and tear excepted, and shall surrender all keys for the leased premises to Landlord of all combinations on locks and safes, if any, in the leased premises. Tenant shall remove all its personal property, and trade fixtures before surrendering the premises as aforesaid, and shall repair any damage to the leased premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease. If the Tenant fails to remove such alterations, decorations, additions and improvements and restore the leased premises, then upon the expiration of this lease, or any renewal thereof, and upon the Tenant's removal from the premises, all such alterations, decorations, additions and improvements shall become the property of the Landlord.

7.4  RULES AND REGULATIONS

     The rules and regulations appended to this lease, as Exhibit A, are hereby made a part of this lease, and Tenant agrees to comply with the observe the same. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this lease in the manner as if the same were contained herein as covenants, Landlord reserves the right, from time to time, to reasonably amend or supplement said rules and regulations and to adopt and promulgate additional reasonable rules and regulations applicable to leased premises and Shopping Center. Notice of such additional rules and regulations, and amendments and supplements, if any, shall be given to. Tenant, and Tenant agrees thereupon to comply with and observe all such rules and regulations, and amendments thereto and supplements thereof, provided the same shall apply uniformly to all Tenants of the Shopping Center.

7.5  NOTICE BY TENANT

     Tenant shall give immediate notice to Landlord in case of fire, damage, repairs needed to, or accidents in the leased premises or in the building of which the premises are a part, of defects therein, or in any fixtures of equipment.

7.6  COST OF MAINTENANCE OF COMMON AREAS

     (a) In each lease year, Tenant will pay to Landlord, in addition to the rentals specified in Section 2 hereof, as further additional rent, subject to the limitation hereinafter set forth, a proportion of the Shopping Center's operating costs, hereinafter defined, based upon the ratio of the square feet of the leased premises to the total square feet of all the building space leasable in the Shopping Center, except that for the purpose of this computation each two
(2) square feet of basement or second floor space shall be counted as one square foot.

     (b) For the purpose of this Paragraph 7.6, the Shopping Center's Operating cost means the total cost and expense incurred in operating and maintaining the common facilities, herein defined actually used or available for use by Tenant and the employees, agents, servants, customers and other invitees of Tenant, excluding only items of expense commonly known and designated as carrying charges, but specifically including, without limitation, gardening and landscaping, the cost of all Landlord's insurance including but not limited to bodily injury, public liability, property damage liability, automobile insurance, sign insurance any other insurance carried by Landlord for the common areas in limits selected by Landlord, hearing ventilating and air conditioning of the enclosed mall, if any, rental of signs, and equipment, real estate taxes and assessments, repairs, line painting, lighting, sanitary control, removal of snow, trash, rubbish, garbage and other refuse, depreciation on machinery and equipment used in such maintenance, the cost of personnel to implement such services, to direct parking, and to police the common facilities and 10% off all the foregoing costs (excluding real estate taxes and assessments) to cover the Landlord's administrative and overhead costs. "Common facilities" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of the occupants of the Shopping Center, their employees, agents, servants, customers and other invitees, including without limitation, parking areas, access roads, driveways, retailing walls, landscaped areas, truck serviceways or tunnels, loading docks, pedestrian mall, courts, stairs, ramps and sidewalks, comfort and first aid stations, washrooms and parcel pick up stations, and community hall or auditorium, if any, and including any such area as may be added to the Shopping Center by its expansion. Tenant reserves the right to audit books of landlord to verify costs.

     (c) The additional rent provided to be paid in this Paragraph shall be. computed monthly during the calendar year on such dates as may be designated by the Landlord and shall be payable during each lease year. The total monthly cost shall be divided by the total square feet of the Shopping Center and the square foot rate multiplied by the total square feet of the leased premises.

     (d) Changes in any particular floor area occurring during any quarterly period shall be effective on the first day of the next succeeding quarterly period, and the amount of any floor area in effect for the whole of any quarterly period shall be the average of the total amounts in effect on the first day of each calendar month in such quarterly period.

SECTION 8. ACCESS BY LANDLORD

8.1  RIGHT OF ENTRY

     Landlord or Landlord's agents shall have the right to enter the leased premises at all times to examine the same, and to show them prospective purchasers or lessees of the building, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting and eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise.

[ text deleted ]

Landlord may exhibit the premises to prospective tenants or purchasers.

[ text deleted ]

Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the building, or any part thereof, except as otherwise herein specifically provided. Landlord shall have the right to place, maintain and repair all utility equipment of any kind in, upon and under the demised premises as may be necessary for the servicing of the demised premises and other portions of the Shopping Center. Landlord shall not enforce its rights under this section in any manner as to reasonably interferes with the tenants use and enjoyment of the leased premises.

8.2  EXCAVATION

     If an excavation shall be made upon land adjacent to the leased premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause excavation, license to enter upon



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



     The leased premises for the purpose of doing such work as Landlord shall reasonably deem necessary to preserve the wall or the building of which the leased premises form a part from injury or damage and to support the same by proper foundation, without any claim for damages or indemnification against Landlord or diminution or abatement of rent. Provided that if Tenant should determine in its reasonable business judgement that such entrance upon or into the leased premises makes it impracticable for Tenant to operate the store, then the rent shall abate, for that period of such intrusion.

SECTION 9. TENANT'S PROPERTY

9.1  LOSS AND DAMAGE

     Landlord shall not be liable for any damage to property of Tenant or of others located on the leased premises, not the loss of or damage to any property of Tenant or of others by theft or otherwise. Tenant hereby waives any and all claims against Landlord or Landlord's agents or employees for any loss of, or damage to, personal property, or for any injury sustained in, or about, or in connection with, the use or condition of the leased premises. Landlord shall not be liable for any latent defect in the leased premises or in the building of which they form a part, except for a period of one (1) year from the date Tenant takes possession of the leased premises. All property of Tenant kept or stored on the leased premises shall be so kept or stored at the risk of Tenant only, and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier.

SECTION 10. ADVERTISING, MERCHANTS ASSOCIATION

10.1 NAME IN ADVERTISING

     Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking area or in other common areas.

10.2 MERCHANTS' ASSOCIATION

     Tenant shall promptly become a member of and during the entire term of this lease, participate fully in, and remain in good standing in the Merchants' Association limited to tenants occupying premises in the Shopping Center and adjoining stores and abide by the regulations of such association. Each member tenant shall have one vote and the Landlord shall also have one vote in the operation of said association. The objects of such association shall be to encourage its members to deal fairly and courteously with their customers, to sell their merchandise or services at fair prices, to follow ethical business practices, to assist the business of the tenants by sales promotions and center-wide advertising, and in particular, to help the interests of members of the said association, The tenant agrees to pay dues to the Merchants' Association in the amount of 11 cents per square foot per year of the total area of the leased premises. Said amounts shall be collectible by the Merchants' Association or by Landlord as additional rent hereunder and shall be payable in each year of the term in twelve (12) equal monthly installments at the times and places and in the same manner as fixed minimum rent is payable hereunder. In any event, the continuing monthly contributions to the Association will be adjusted annually by a percentage equal to the percentage increase from the base period of the United States Department of Labor, Bureau of Labor Statistics Cost of Living Index, provided that J Index has increased by at least ten percent (10%) or more from the base period. The term "Base period" shall refer to the date of which said Index is published, which. is closest to the date of the formation of the Merchant's Association.

          (1) The Tenant agrees to advertise in special Merchants' Association newspaper sections or advertisements and agrees to cooperate in the Merchants' Association special sales and promotions; subject to tenant's approval of the cost thereof at Tenant's sole discretion.

SECTION 11 INSURANCE INDEMNIFY

11.1 LIABILITY INSURANCE

     Tenant shall procure and keep in force, at all times, during the term of the lease and during such other time as lessee occupies the leased premises, at its expense, insurance as follows:

          (1) Public liability insurance which shall include the Landlord and its respective agents and employees among the named insured parties, in amounts of not less than five Hundred Thousand Dollars ($500,000) for personal injury to any one person; One Million Dollars ($1,000,000) for personal injuries arising out of any one accident; and Fifty Thousand Dollars ($50,000) property damage.

          (2) Plate glass insurance covering all plate glass at the leased premises, naming Landlord as a named insured party. Tenant will carry said insurance or be self insured.

          (3) Fire and extended coverage insurance on Tenant's approval property, including inventory, trade fixtures, floor covering, furniture and other property removable by Tenant.

          (4) Fire and Public Liability Insurance. Tenant shall furnish Landlord with certificate, or certificates issued by the insurance carrier evidencing the above-mentioned insurance. Such insurance shall be procured from a reputable insurance company or companies, and in form satisfactory to Landlord. If the nature of Tenant's operation is such as to place any or all of its employees under the coverage of local Workmen's Compensation or similar statutes, Tenant shall also keep in force, at its expense, so long as this Lease remains in effect and during such other times as Tenant occupies the leased premises or any part thereof, workmen's compensation or similar insurance affording statutory coverage and containing statutory limits. If Tenant shall not comply with its covenants made in this paragraph, Landlord may cause insurance as aforesaid to be issued, and in such event Tenant agrees to pay, as additional rent, the premium for such insurance upon Landlord's demand.

     Tenant shall, at its own expense exclude from its liability insurance policy the "Care, Custody and Control Exclusion." The Landlord agrees to carry insurance against fire and such other risks as are, from time to time, included in standard extended coverage endorsements, insurable value of the improvements and betterments installed by the Tenant in the demised premises, whether the same has been paid for entirely or partially by the Tenant. All of the Tenant's insurance policies shall name Landlord as an Additional insurer.



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



     It is expressly agreed that Tenant is solely responsible for the maintenance and replacement of the plate glass display or other windows on its premises. It is also agreed that Tenant is solely responsible for maintaining and replacing its personal property located on the premises including inventory, trade fixtures, floor covering, furniture and other property removable by Tenant. Tenant shall indemnify and hold harmless Landlord for any damage to persons or to its plate glass or personal property on the leased premises caused by fire, vandalism or other casualty of whatever nature and kind.

11.2 INCREASE IN FIRE INSURANCE PREMIUM

     Tenant agrees that it will not keep, use, sell or offer for sale in or upon the leased premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the term of this lease on the amount of such insurance which may be carried by Landlord on said premises or the building of which they are a part, resulting from the type of merchandise sold by Tenant in the leased premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the leased premises, a schedule, issued by the organization making the insurance rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate of the lease premises.

     In the event Tenant's occupancy causes any increase of premium for the fire, boiler and/or casualty rates on the leased premises or any part thereof above the rate of the least hazardous type of occupancy legally permitted in the leased premises, the Tenant shall pay the additional premium on the fire, boiler and/or casualty insurance policies by reason thereof. The Tenant also shall pay in such event, any additional premium on the rent insurance policy that may be carried by the Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as additional rent.

11.3 INDEMNIFICATION OF LANDLORD

     Tenant will hold and save Landlord harmless of and from any and all claims, or liabilities in connection with any loss of or damage to property, loss of life or personal injury arising from or out of the occupancy or use of the leased premises or any part thereof or any other part of the Landlord's property by Tenant or any licensee, visitor, customer, employees, servants, agents, or contractor of Tenant occasioned wholly or in part by any act or omission of Tenant or any of the Tenant's agents or employees, and shall indemnify Landlord for any loss, damage or expense which may be sustained or incurred by Landlord except for Landlords negligence, as a result of any of the foregoing, including legal expenses and reasonable attorney's fees in defending against any such claim or liability.

11.4 -- DELETED

SECTION 12. UTILITIES.

12.1 UTILITIES CHARGES

     Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas electricity or any other utility used or consumed in the leased premises. Should Landlord elect to supply the water, gas, heat, electricity or any other utility used or consumed in the leased premises, Tenant agrees to purchase and pay for the same as additional rent at the applicable rages filed by the Landlord with the proper regulatory authority. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the leased premises.

     Should the Landlord elect to install a central heating and/or air conditioning system and offer to supply either chilled air or water or warm air or water, Tenant agrees to adopt Landlord's heating and cooling equipment and at Tenant's expense to connect said equipment to facilities provided by Landlord, and to pay for such chilled air or water and/or warm air, as metered through meters installed by the Landlord.. All charges for services provided by Landlord under this paragraph shall be paid by Tenant within ten (10) days after receipt of the bill from Landlord

SECTION 13. DESTRUCTION OF LEASED PREMISES

13.1 TOTAL OR PARTIAL DESTRUCTION

     If the leased premises shall be damaged by any casualty insurable under the Landlord's insurance policy, but are not thereby rendered untenantable in whole or in part, Landlord shall. upon receipt of the insurance proceeds, REPAIR THE same and the minimum rent shall not be abated. If by reason of such occurrence, the premises shall be rendered untenantable only in part, Landlord shall, out of the insurance proceeds cause the damage to be repaired, and the fixed minimum rent, meanwhile, shall be abated proportionately as to the portion of the premises rendered untenantable. If the premises shall be rendered wholly untenantable, If determined by municipal authority, Landlord may, at its election, terminate this lease and the tenancy hereby created, by giving to Tenant within the ninety (90) days following the date of said occurrence, written notice of Landlord's election to do so and in event of such termination, rent shall be adjusted as of such date. Nothing in this Section shall be construed to permit the abatement in whole or in part of the percentage rent, but for the purpose of Paragraph 2.2 hereof, the computation of percentage rent shall be based upon the revised minimum rent as the same may be abated pursuant to this Paragraph 13.1.

13.2 PARTIAL DESTRUCTION OF SHOPPING CENTER

     In the event that fifty (50) percent or more of the rentable area of the Shopping Center shall be damaged or destroyed by fire or other cause, notwithstanding that the leased premises may be unaffected by such fire or, other cause, Landlord or Tenant may terminate this lease and the tenancy hereby created by giving to Tenant or Landlord five (5) days prior written notice of Landlord's election to do so, which notice shall be given, if at all, within the 90 days following the date of said occurrence, rent shall be adjusted as of the date of said termination.

     In the event Landlord elects to repair the damage insurable under Landlord's policies, any abatement of rent shall end five (5) days after notice by Landlord to Tenant that the demised premises have been repaired. Unless this lease is terminated by Landlord, Tenant shall, at its cost, repair and re-fixture the interior of the demised premises in a manner and to at lease condition equal to that existing prior to its destruction or casualty, and the proceed of all insurance carried by Tenant on its property and improvements shall be held in trust by Tenant for the purpose of said repair and replacement.

     In no event shall Landlord be liable for interruption to business of Tenant or for damage to or replacement or repair of Tenant's personal property, including inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this lease.

SECTION 14. OFFSET STATEMENT, ATTORNMENT SUBORDINATION

14.1 OFFSET STATEMENT

     Within ten (10) days after request therefore by Landlord, or in the event that upon any sale, assignment or hypothecation of the leased premises and/or the land thereunder by Landlord, an offset statement shall be required from Tenant; Tenant agrees to delivery in recordable form, a certificate to any proposed mortgages or purchaser, or to Landlord, certifying if such be the case) that this lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

14.2 ATTORNMENT

     Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the leased premises, attorn to the purchaser, upon any such foreclosure or sale, and recognize such purchaser as the Landlord under this lease.

14.3 SUBORDINATION

     Tenant does subordiante its rights hereunder to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and/or buildings of which the leased premises are a part or against any buildings hereafter placed upon the land of which the leased premises are a part, and to all advances made or hereafter to be made upon the security thereof. Landlord agrees to provide tenant with non-disturbance agreements where required by tenant to protect tenants continuing operation in the center.

14.3 ATTORNEY-IN-FACT

     The Tenant, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of Sections 14.2 and
14.3 above as shall be requested by the Landlord. If fifteen (15) days after the date of a written request by Landlord to execute such instruments, the Tenant shall not have executed the same, the Landlord may at its option, execute the same as attorney-in-fact for tenant or cancel this lease without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.

SECTION 15. ASSIGNMENT AND SUBLETTING


15.1 CONSENT REQUIRED

     Tenant will not, except to a parent or subsidiary corporation or to Marine-Midland, assign mortgage or encumber this lease in whole or in part, nor sublet all or any part of the leased premises, without the prior written consent of Landlord in each instance. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against any assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this lease be assigned, or if the leased premises or any part thereof be underlet or occupied by any body other than the Tenant, Landlord may collect from assignee, under tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant shall remain fully liable on this lease and shall not be released from performing any of the term covenants. and conditions of this lease. Any attempt of assignment or sublease without, Landlord's written approval, which consent shall not unreasonable be withheld, as defined in this paragraph shall constitute a breach of this lease by Tenant and Lessor shall have at its option the right to terminate this lease immediately.

SECTION 16. WASTE, GOVERNMENT REGULATIONS

16.1 WASTE OR NUISANCE

     Tenant shall not commit or suffer to be committed any waste upon the leased premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the leased premises may be located, in the Shopping Center, or who may disturb the quiet enjoyment of any person within five hundred feet of the boundaries of the Shopping Center.

16.2 GOVERNMENTAL REGULATIONS

Tenant shall, at Tenant's sole cost and expense, comply with all of the requirement of all county, municipal, state, federal or other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the Tenant's use of the said premises, and shall faithfully observe in the use of the premises all municipal and county ordinance and state and federal statutes now in force, or which may hereafter be in force.

SECTION 17. EMINENT DOMAIN

17.1 TOTAL CONDEMNATION OF LEASED PREMISES

     If the whole of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this lease shall cease and terminate as of the date of title vesting in such proceeding and all rental shall be paid up to that date and Tenant shall have no claim against Landlord for the value of any unexpired term of this lease.

17.2 PARTIAL CONDEMNATION OF LEASED PREMISES

     If a taking of any part of the leased premises shall render the leased premises unsuitable for the business of the Tenant, then the term of this lease shall cease and terminat as of the date of title vesting in such proceeding. Tenant shall have no claim against Landlord for the value of any unexpired term of this lease and rent shall be adjusted to the dat of such termination. In the event of a partial taking or condemnation which is no extensive enough to render the premises unsuitable for the business of Tenant, then, as of the date of title vesting, this lease shall continue in effect, except that the minimum rent shall be reduced in the same proportion that the floor area of the demised premises (including basement, if any) taken bears to the original floor area leased, and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the building in which the leased premises are located so as to constitute the portion of the building not taken a complete architectural unit, without any abatement of rent. But such work shall not exceed the scope of the work to be done by Landlord in originally constructing said building, nor shall Landlord, in any event, be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the demised premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgagees, for the value of the diminished fee. If more that thirty percent (25%) of the floor area of the Leased Premises in which the demised premises are located shall be taken as aforesaid, Landlord or Tenant may, be written notice to the other, terminate this lease, such termination to be effective as aforesaid.

17.3 TOTAL CONDEMNATION OF PARKING AREA

     If 75% of the common parking areas in the Shopping Center shall be acquired or condemned as aforesaid, then the term of this lease shall cease and terminate as of the date of title vesting such proceeding unless Landlord shall take immediate steps to provide other parking Facilities substantially equal to the previously existing ratio between the common parking areas and the leased premises, and such substantially equal parking facilities shall be provided by Landlord at its own expense within ninety (90) days from the date of acquisition. -In the event that Landlord shall provide such other substantially equal parking facilities, then this lease shall continue in full force and effect without any reduction or abatement of rent.

17.4 PARTIAL CONDEMNATION OF PARKING AREA

     If any of the parking area in the Shopping Center shall be acquired or condemned as aforesaid, and if, as the result thereof the ratio of square feet of parking area to square feet of the sales area of the entire Shopping Center buildings is reduced to a ratio below two and one-tenth to one, then the term of this lease shall cease and terminate upon the vesting of title in such proceeding, unless the Landlord shall take immediate steps toward increasing the parking ratio to a ratio in excess of two to one, in which event this lease shall be unaffected and remain in full force and effect without any reduction or abatement of rent. In the event of termination of this lease as aforesaid, Tenant shall have no claim against Landlord, not the condemning authority for the value of any unexpired term of this lease and rent shall be adjusted to the date of said termination.

17.5 LANDLORD'S DAMAGES

     In the event of any condemnation of taking as aforesaid, whether whole or partial, the Tenant shall not be entitled to any part of the award paid for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof.

17.6 TENANT'S DAMAGES

     Although all damages in the event of any condemnation are to belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasedhold or to the fee of the leased premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasedhold improvements, and equipment.

17.7 CONDEMNATION OF LESS THAN A FEE

     In the event of a condemnation of a leasehold interest in all or a portion of the leased premises without the condemnation of the fee simple title also, this lease shall not terminate and such condemnation shall not excuse Tenant in such event shall be entitled to present or pursue against the condemning authority its claim for and to receive all compensation or damages sustained by it by reason of such condemnation, and Landlord's right to recover compensation or damages shall be limited to compensation for damages, if any, to its reversionary interest, it being understood, however, that during such time as Tenant shall be out of possession of the leased premises by reason of such condemnation, the lease shall not be subject to forfeiture for failure to observe and perform those covenants not calling for the payment of money. In the event the condemning authority shall fail to keep the premises in the state of repair required hereunder, or to perform any other covenant not calling for the payment of money. Tenant shall have ninety (90) days after the restoration of possession to it within which to carry out its obligations under such covenant or covenants. During such time as Tenant shall be out of possession of the leased premises by reason of such leasehold condemnation, Tenant shall pay to Landlord, in lieu of the minimum and percentage rents provided for hereunder, and in addition to any other payment required of Tenant hereunder, an annual rent equal to the average annual minimum and percentage rents paid by Tenant for the period from the commencement of the term until the condemning authority shall take possession, or during the preceding three full calendar years, whichever period is shorter. At any time after such condemnation proceedings are commenced Landlord shall have the right, at its option, to require Tenant to assign to Landlord all compensation and damages payable by the condemnor to Tenant, to be held without liability for interest thereon as security for the full performance of Tenant's covenants hereunder, such compensation and damages received pursuant to said assignment to be applied first the payment of rents, and all other sums from tune to time payable by Tenant pursuant to the terms of this lease as such sums, fall due, and the remainder, if any, to be payable to Tenant, which ever shall first occur, it being understood and agreed that such assignment shall not relieve Tenant of any of its obligation under this lease with respect to such rents, and other sums except as the same shall be actually received by Landlord.

SECTION 18. DEFAULT OF THE TENANT

18.1 RIGHT TO RE-ENTER

     In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after same shall be due, or any failure to perform any other of the terms, conditions or covenants of this lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been given to Tenant, or if Tenant or any guarantor of this lease shall become bankrupt of insolvent, or file any debtor proceedings or take or have taken against Tenant or any guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon said premises, or suffer this lease to be taken under any writ or execution, them Landlord, besides other rights or remedies it may have, shall have the immediate right or re-entry any may remove all persons and property from the leased premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, all without service of notice or resort to legal process all of which Tenant expressly waives, and without being deemed guilty. of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

     The Lessor shall be entitled to hold lessee liable for the difference between the monthly minimum rent which would have been payable during the residue of the original term of this lease continued in force and the net monthly minimum rent for the residue of the term realized by the Lessor by means of reletting the leased premises to other parties. The Lessee agrees that in determining such net monthly minimum rent; there shall be deducted from the gross rent received by reason of such reletting, a reasonable expense incurred by the Lessor in recovering possession of the premises. The Lessee agrees that said reletting may be for the whole of said residue of the leased term or for portions thereof from time to time, and may be of the whole of said premises or of portion thereof form time to time as opportunity may offer and as the Lessor may deem expedient, and in such case the Lessee shall for each period for which monthly minimum rent shall be payable under such reletting, be liable for the difference from time to time, between the proportionate part of the monthly minimum rent as fixed by this lease and the net monthly minimum rent received for such period of letting. The Lessor agrees to use Lessors best endeavors to rent the leased premises for the highest rent that can be obtained therefor.

     When this lease shall be determined by condition broken, either during the original term of this lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Tenant to file an agreement for entering in any competent court an amicable action and judgement in ejection against tenant and all persons claiming under Tenant for recovery by Landlord of possession of the herein demised premised, for which this lease shall be his sufficient warrant, whereupon, if Landlord so desires, a Writ of Execution or of possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession the premises hereby demised remain in or be restored to Tenant, Landlord shall have the right, upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one more amicable action or actions hereinbefore set forth in recover possession of the said premises.

     The right to enter judgment against Tenant and to enforce all of the other provisions of this lease hereinabove provided for may, at the option of any assignee of this lease, be exercised by any assignee of the Landlord's right, title and interest in this lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm L 99, and all supplements and amendments thereto that have been or may hereafter be passed and Tenant hereby expressly waives the requirement of said Act of Assembly and any and all laws regulating the manner and/or form in which said assignments shall be executed and witnessed.

     All of the remedies hereinbefore given to Landlord and all rights and remedies given to it by law equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Landlord of any of its remedies or actions against the Tenants for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for the sum due at the time, or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

NOTICE & OPPORTUNITY

Anything to the contrary herein notwithstanding, Landlord may not exercise any default rights unless it shall first have given tenant written notice of default and tenant shall have failed to cure same within ten (10) days after receipt of such notice in the case of non-payment of rent, and within thirty (30) days after receipt of notice in case of other defaults.

18.2 RIGHT TO RELET

     Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may, from time to time without terminating this lease, make such alteration and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by Landlord for such reletting shall be applied first to the payment of rent due and unpaid hereunder from Tenant to Landlord; second, the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment or rent due and unpaid hereunder, and the residue, if any, shall be held by Land lord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be LESS than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such Deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may, at any time thereafter, elect to terminate this lease for such previous breach. Should Landlord, at any time terminate this lease for any breach, in addition to any other remedies at may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the leased premises,* -reasonable attorney's fees, and including the worth at the time of such termination of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual minimum percentage and additional rents paid by Tenant from the commencement of the term to the time of default, or during the preceding three full calendar years, whichever period is shorter.

18.3 LEGAL EXPENSES

     In case suit shall be brought for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefore, including a reasonable attorney's fee.

18.4 WAIVER OF JURY TRIAL COUNTERCLAIMS

     The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the leased premises, and/or any claim of injury or damage. In the event Landlord commences any proceedings for non-payment of rent, minimum rent, percentage rent or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant right to assert such claims in any separate action or actions brought by the Tenant. The rights and remedies given to Landlord in this lease are distinct, separate and cumulative remedies, and the exercise of any of them shall not be deemed to exclude Landlord's right to exercise any or all of the others. Tenant expressly waives any right of defense which it may have to claim a merger and neither the commencement of any action or proceeding not the settlement thereof or entering of judgement therein shall bar Landlord from bringing subsequent actions or proceedings from time to time. This paragraph shall apply to any renewal or extension of this lease; and if Tenant shall default hereunder prior to the date fixed as the commencement renewal or extension of this lease, Landlord may cancel such renewal or extension agreement by five (5) days written notice to Tenant.

18.5 WAIVER OF RIGHTS TO REDEMPTION

     Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the leased premises by reason of the violation by Tenant of any of the covenants or conditions of this lease, or otherwise.

SECTION 19 HOLDING OVER, SUCCESSORS

19.1 HOLDING OVER

     Any holding over after the expiration of the term hereof, with the consent of the Landlord, shall be construed to be a tenancy from month to month at the rents herein specified (pro-rated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable.

19.2 SUCCESSORS

     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to be benefit of any assignee of the Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in Section 15 hereof.

SECTION 20. QUIET ENJOYMENT

20.1 QUIET ENJOYMENT

     Upon payment by the tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the leased premises for the term hereby demised with out hinderance or interruption by Landlord or any other person or persons lawfully or equitable claiming by, through or under the Landlord, subject nevertheless, to the terms and conditions of this lease to any mortgage, ground lease or agreements to which this lease is subordinated.

SECTION 21. MISCELLANEOUS

21.1 WAIVER

     The waiver by Landlord of any breach of any provision rule or regulation, or the failure to exercise any option herein contained shall not be deemed to be a waiver of such provision, rule or regulation or option or any subsequent breach of the same or any other provision, rule or regulation or option herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any proceeding breach by Tenant of any provision, rule or regulation or option of this lease, other than the failure of Tenant to pay the particular rental so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No provision, ruled regulation or option of this j e shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord.

21.2 ACCORD AND SATISFACTION

     No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest rent then unpaid, nor shall any endorsement or statement or any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy herein provided.

21.3 ENTIRE AGREEMENT

     This lease and the Exhibits, and Rider, if any attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understanding between Landlord and Tenant concerning the leased premises and there are no covenants promises, agreements, conditions or understandings, either oral or written between them other than are herein set forth. Any prior conversations or writings are merged herein and extinguished. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to a writing and signed by them. If any provision contained in a rider or addenda is inconsistent with the printed provision of this lease, the provision contained in said rider addenda shall supersede said printed provision. It is herewith agreed that this lease contains no restrictive covenants or exclusives in favor of Tenant. Should the Tenant at any time during the term of this lease claim rights under a restrictive covenant, exclusive failure of continued occupancy or inducement, whether implied or otherwise, the Tenant herewith specifically waives any such claim with respect to department stores regional or national chains, kiosks in the mall, in addition to other merchants with whom leases had been signed prior to the date of the signing of this lease by both Tenant and Landlord.

21.4 NO PARTNERSHIP

     Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Tenant. The provisions of this lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

21.5 FORCE MAJEURE

     In the event that Landlord shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power restrictive governmental laws or regulations, riots, insurrection, war or other reasons of a like nature not the fault of the Landlord, then performance of such act shall be excused for the period of the delay. The provisions of this Section
21.5 shall not operate to excuse Tenant from prompt payment of rent, percentage rent, additional rent or any other payments required by the terms of this lease.

21.6 NOTICES

     Any notice demand, request or other instrument which may be or are required to be given under this lease shall be delivered in person or sent by United States Certified Mail, postage prepaid and shall be addressed (a) if to Landlord, at the address first hereinabove given or at such other address as Landlord may designate by written notice and (b) if to Tenant, at Real Estate Dept., 1500 Market Street, Phila., PA 19101 or to such other address as Tenant shall designate by written notice.

21.7 CAPTIONS AND SECTION NUMBERS

     The captions, section number, sub-section numbers and index appearing in this lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this lease nor in any way affect this lease.

21.8 TENANT DEFINED

     The word "Tenant" shall be deemed and taken to mean each and EVERY person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this lease may be given by or to anyone thereof and shall have the same force and effect as if given by or to all thereof. The use of the neuter, singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall, in all instances be assumed as through in each case fully expressed.

21.10 PARTIALLY INVALIDITY

     In any term, covenant or condition of this lease or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

21.11 NO OPTION

     The submission of this lease for examination does not constitute reservation of or option for the leased premises and this leases becomes effective as a lease only upon execution and delivery thereof by Landlord or Tenant.

21.12 RECORDING

     Tenant shall not record this lease without the written consent of Landlord, however, upon the request of either party thereto, the other party shall join in the execution of a memorandum or so-called "short form" of this lease for the purposes of recordation. Said memorandum or short form of this lease shall describe the parties, the leased premises and the term of this lease and shall in corporate this lease by reference.

     IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this lease as of the day and year first above written.


                                    PROGRESS INVESTMENT ASSOCIATES, INC.


                                    By                                   (SEAL)
--------------------------------        -------------------------------
Attest:                                                        Landlord

                                    THE FIRST PENNSYLVANIA BANK, N.A.


                                    By                                   (SEAL)
--------------------------------        -------------------------------
Attest:                                                          Tenant

                                     LEASE

                                    between

                 ZION INVESTMENT ASSOCIATES, INC., Landlord

                                      and

            THE FIRST PENNSYLVANIA BANKING AND TRUST COMPANY, Tenant

                                  ************

               Premises: Space in Progress Plaza Shopping Center,
                       Broad & Oxford Street, Philadelphia

                                  ************

                                     Dated:

ARTICLE                                                               PAGE
-------                                                               ----

I             Premises and Term                                         1
II            Rent                                                      4
III           Taxes                                                     5
IV            Utilities                                                 6
V             Common Use Areas                                          7
VI            Use of the Leased Premises                               10
VII           Trade Fixtures, Signs and Office Equipment               12
VIII          Alterations and Additions                                13
IX            Repairs and Maintenance                                  14
X             Insurance and Indemnity                                  14
XI            Fire or Casualty                                         15
XII           Eminent Domain                                           17
XIII          Defaults and Remedies                                    19
XIV           Surrender of Premises                                    23
XV            Offset Statement, Attornment, Subordination              24
XVI           Assignment and Subletting                                24
XVII          Landlord's Right of Entry                                25
XVIII         Miscellaneous                                            26

     THIS LEASE made as of this 10th day of October, 1967 by and between ZION INVESTMENT ASSOCIATES, INC., a Pennsylvania corporation having an office at the Northwest corner of Broad and Venango Streets, Philadelphia, Pennsylvania (hereinafter called "Landlord") and THE FIRST PENNSYLVANIA BANKING AND TRUST COMPANY, a Pennsylvania banking corporation having an office at Fifteenth and Chestnut Streets, Philadelphia, Pennsylvania (hereinafter called "Tenant").


                                   WITNESSETH:

                                    ARTICLE I

                               PREMISES AND TERM

     Section 1.1. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord for the term, at the rental, and upon the covenants and conditions hereinafter set forth, the land described in Exhibits "A" and "B" attached hereto (hereinafter called "the land") with the building constructed or to be constructed thereon (hereinafter called "the building") and with all rights, easements and privileges pertaining and appurtenant thereto. The land, building and such rights, easements and privileges are hereinafter called "the leased premises." The leased premises are an integral part of a shopping center known as Progress Plaza Shopping Center (hereinafter called "the Shopping Center"). A plan of the Shopping Center is outlined in black on Exhibit "B" annexed hereto, and the land is shown thereon outlined in red.

     Section 1.2. Landlord covenants, warrants and represents that it has full right and power to execute and perform this lease and to grant the estate leased herein, and Landlord further covenants that Tenant on paying the rent reserved and performing the covenants and agreements hereof shall peaceably and quietly have, hold and enjoy the leased premises during the term.

     Section 1.3. Landlord will construct the building at Landlord's expense for tenant's occupancy in accordance with the outline specifications attached hereto, marked Exhibit C, and initialled by Landlord and Tenant. Promptly after execution of this lease, the final plans and specifications for the building will be prepared by Landlord at Landlord's expense and, when agreed to, shall be dated and initialled by both Landlord and Tenant and thereafter will constitute part of this lease. Construction of the building will not begin until such final plans and specifications have been so agreed upon. Upon completion of the construction of the building, which shall not be later than December 13, 1968, Landlord will tender to Tenant the possession of the leased premises so that Tenant may complete the fixturing of the building and install its business signs on the building. At the date of such tender of possession and thereafter, the leased premises shall be free of all liens and encumbrances, other than the lien for current non-delinquent taxes and objections G, H, I, J and K appearing on Title Report No. P-101274, dated February 9, 1967 prepared by West Jersey Title and Guaranty Company, and any easements for utility facilities which do not interfere with Tenant's use of the leased premises for banking purposes, and the zoning regulations applicable to the leased premises shall permit the conduct thereon of a branch banking business. Tenant may from time to time enter the leased premises for the purpose of inspection and taking measurements before possession is tendered to it. Landlord's obligation to construct the building and the commencement of the initial term, as specified in Section 1.5 shall be subject to and extended by delays due to the occurrence of any of the events specified in Section 18.4. Landlord will pay the cost of installing Landlord's heating equipment. Tenant will pay the cost of installing Tenant's air conditioning equipment (such installation shall be performed by Landlord). If equipment is installed which provides both heating and air conditioning from a single unit, then the cost of such unit shall be borne 25% by Landlord and 75% by Tenant. All costs to be paid by Tenant shall be paid prior to taking possession.

     Section 1.4. The term of this lease shall commence on the earlier of the following dates: (a) the first day of the month next succeeding the date which is fifteen (15) days after the date when Landlord tenders to Tenant possession of the leased premises in accordance with the provisions of Section
1.3 hereof or (b) the date on which Tenant opens the building to the general public for business, and such term shall continue for a period of ten (10) years thereafter (which period is hereinafter called "the initial term"). Anything in this lease to the contrary notwithstanding, Tenant's obligation to pay rent shall not begin (whether or not the building is opened to the general public for business) until the Shopping Center's major food market tenant has first opened its building to the public for business on a continuous basis.

     Section 1.5. Tenant is hereby granted the option to extend this lease for two further terms of five (5) years each commencing upon the expiration of the preceding term. Each such option shall be exercised by Tenant giving written notice to Landlord of its intention to exercise such option not less than one
(1) year prior to the expiration. date of the then current term.

     Section 1.6. Whenever the words "the term" are used hereinafter, they shall mean the initial term of this lease and any extension or renewal thereof.

     Section 1.7. Should Tenant hold over in possession after the expiration of the term, such holding over shall not be deemed to extend the term or renew this lease, but the tenancy thereafter shall continue from month to month upon the covenants and conditions herein set forth at the rental in effect during the last month of the preceding term, until terminated by either party by at least thirty (30) days' notice.

     Section 1.8. Landlord will not tender possession to Tenant as provided in this Article until Landlord, at Landlord's expense, shall deliver to Tenant copies of the building and zoning permits under which the construction of the Shopping Center was authorized.

     Section 1.9. If Tenant should request it, Landlord will provide Tenant with executed "non-disturbance" agreements from all holders of liens embracing the leased premises the effective date of which is prior to the date and time of the recording of a Memorandum of this lease in the Department of Records of the City of Philadelphia. Such "non-disturbance" agreements shall assure Tenant's continued quiet possession in case of foreclosure so long as Tenant pays its rent and is not in default under this lease.

     Section 1.10. Landlord will construct the Shopping Center substantially as shown on Exhibit B not later than December 31, 1968. Landlord will use its best efforts to have a uniform date on which all businesses in the Shopping Center shall first open to the public for business.

                                   ARTICLE II

                                      RENT

     Section 2.1. From the date of this lease until the commencement of the initial term, Tenant shall pay Landlord no rent.

     Section 2.2. Throughout the term Tenant shall pay Landlord rent at the annual rate of Sixteen Thousand Dollars ($16,000.) payable in twelve (12) equal monthly installments in cash or by Tenant's check, in advance, on the first day of each month. Rent for part of a month at the beginning and end of the term shall be pro-rated and paid on or before the first day of the following month.

     Section 2.3. If Tenant exercises the first renewal option under Section 1.6, rent for such first renewal term shall be Sixteen Thousand Eight Hundred Dollars ($16,800.) per year. If Tenant exercises the second renewal option under Section 1.6, rent for such second renewal term shall be Seventeen Thousand Six Hundred Dollars ($17,600.) per year. Rent for any renewal term shall be paid at the times and in the manner provided in Section 2.2.

                                   ARTICLE III

                                     TAXES

     Section 3.1. Landlord will pay in the first instance all real property taxes. Tenant will reimburse Landlord for all such taxes (but not for any penalty or interest for late payment of such taxes) which are attributable to the leased premises and which represent an increase over the amount of such taxes levied during the first year in which, throughout such year, the Shopping Center was first assessed as a completed complex. If the leased premises are not separately assessed, the proportionate share of such increase of such taxes attributable to the leased premises shall be determined by multiplying the amount of such increase of such taxes assessed against the Shopping Center by a fraction the numerator of which shall be the total square feet of floor space in the building rented by Tenant and the denominator of which shall be the total square feet of rentable floor space within all buildings in the Shopping Center. "Increase" means either an increase in the rate of taxation or an increase in assessed valuation, or both. The amount of an increase in assessed valuation due to construction erected in the Shopping Center after the date of this lease shall be added, if such construction is for Tenant's use, to the numerator of the aforesaid fraction. Any demand by Landlord for reimbursement for payment of such excess of such taxes shall be accompanied by full documentation, including a copy of each of the relevant tax bills.

                                   ARTICLE IV

                                   UTILITIES

     Section 4.1. During the term of this lease Tenant will pay for all water, gas, electricity, heat, telephone, sewage and all other utility services used by Tenant in the leased premises. If Landlord undertakes to supply any utility service, Landlord shall not be liable to Tenant or any other person within the leased premises for any loss occasioned by impairment, interruption, stoppage or other interference with any such utility service provided such impairment, interruption, stoppage or other interference is beyond Landlord's control. Landlord shall maintain the pipes, lines and conduits of such utility services to (but not in) the leased premises whether or not Landlord actually supplies any of such utility services. If Landlord supplies any utility service to Tenant, Landlord shall not charge Tenant more for such service than Tenant would be obliged to pay if Tenant were to purchase such service directly from the utility company.

                                    ARTICLE V

                                COMMON USE AREAS

     Section 5.1. Landlord shall construct upon the Shopping Center site at its own cost access roads, footways and parking lots or facilities as shown on the plan of the Shopping Center attached to and forming part of Exhibit B. Except as provided in Section 5. 3, all automobile parking areas, driveways, entrances and exits thereto, and other common facilities furnished by Landlord in or near the Shopping Center, including employee parking areas, the truck way or ways, loading docks, package pick-up stations, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, first-aid stations, comfort stations and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, customers and invitees (sometimes in this lease called "common use areas") shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Except as provided in Section 5.3, Landlord shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements; to police the same; from time to time to change the area level, location and arrangements of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise), with appropriate provisions for free parking ticket validating by tenants; to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements, as in the use of good business judgment, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and customers. Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the, proper operation of the common areas and facilities.

     Section 5.2. Landlord grants to Tenant, during the term, for the benefit of Tenant, its officers, agents, employees, customers and invitees, the non-exclusive right to use, for their intended purposes, all of the common use areas described in Section 5. 1 as such areas may be constituted from time to time, but if the amount of such areas (other than those specified in Section 5.
3) be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation nor shall diminution of such areas be deemed constructive or actual eviction unless Landlord violates its covenant (and it hereby covenants) not to diminish the parking areas so that they contain less than the total square feet of parking and driveway space shown on Exhibit B hereto.

     Section 5.3. Anything in this lease to the contrary notwithstanding:

          (a) No parking charges of any kind shall be enforced against' Tenant or its officers, agents, employees, customers or invitees unless such parking charge shall be accompanied by convenient and simple provisions for free parking ticket validating by Tenant and other tenants of the Shopping Center.

          (b) Throughout the term, Landlord will ensure that, subject to governmental regulations, Tenant and Tenant's customers will have the benefit of the continuance of exits and entrances (at least 30 FEET WIDE at the curb line) as shown on Exhibit B hereto and from Jefferson Street, Oxford Street and North Broad Street.

     Section 5.4. In each lease year, as defined in this Article, Tenant will pay to Landlord, in addition to the rentals specified in Article II hereof and in consideration of Landlord's duties under this Article, a proportion of the Shopping Center's operating cost, hereinafter defined, based upon the ratio of the square feet of floor area of the leased premises to the total square feet of all floor area of building space in the Shopping Center, except that for the purpose of this computation each two (2) square feet of basement floor area or second floor area shall be counted as one square foot. Tenant will make a tentative payment under this Section upon presentation of Landlord's statement. Such tentative payment or payments shall be adjusted in accordance with Landlord's audited statement showing the total of the Shopping Center's operating cost, hereinafter defined, and such audited statement shall be presented to Tenant not less frequently than once in each lease year.

     Section 5.5. For the purpose of this Article the "Shopping Center's operating cost" means the total cost and expense incurred in operating and maintaining (and Landlord shall operate and maintain) the common facilities hereinafter defined, actually used or available for use by Tenant and its officers, employees, agents, servants, customers and other invitees, excluding any items of expense commonly known and designated as carrying charges, but specifically including, without limitation, gardening and landscaping, the cost of public liability and property damage insurance, repairs to common facilities, line painting, lighting, sanitary control, removal of snow and ice, depreciation on machinery and equipment used in such maintenance, and the cost of personnel to implement such services, to direct parking, and to police the common facilities. "Common facilities" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of the occupants of the Shopping Center, their officers, employees, agents, servants, customers and other invitees, including without limitation parking areas, access roads, driveways, retaining walls, landscaped areas, truck serviceways or tunnels, loading docks, pedestrian malls, courts, stairs, ramps and sidewalks, comfort and first-aid stations, washrooms and parcel pick-up stations.

     Section 5.6. The term "lease year" as used herein shall mean the twelve
(12) month period beginning with the commencement of the Tenant's obligation to pay rent as hereinbefore determined in Articles I and II, and each successive twelve (12) month period thereafter during the term of this lease.

                                   ARTICLE VI

                           USE OF THE LEASED PREMISES

     Section 6.1. The leased premises shall be used by Tenant only for the purpose of conducting a banking and trust company business therein or for such other purpose as Landlord may in writing approve (which approval will not be unreasonably withheld) and Tenant will keep the premises open to the public for business in accordance with the rules and regulations of the Philadelphia Clearing House and those authorities having supervisory jurisdiction over the conduct of Tenant's business, except when prevented from doing so by strikes, fire, casualty or other causes beyond Tenant's reasonable control.

     Section 6.2. Landlord will not during the term of this lease sell or lease or permit to be sold or leased any portion of the Shopping Center or of any premises adjoining the Shopping Center which may hereafter be acquired by Landlord or by any entity under the ownership or control of Landlord or by any joint venture in which Landlord has an interest to anyone for the purpose of conducting thereon a banking or quasi-banking business, including any bank, trust company, credit union, or more than one mutual savings bank or one savings and loan association, but not both.

     Section 6.3. Tenant shall not be in violation of and will comply at its own expense with all proper requirements of duly constituted public authorities and with the provisions of any law, regulation or ordinance of such authorities and the Board of Fire Underwriters applicable to Tenant or its use of the leased premises, provided, however, that Tenant shall be required by Landlord to make or pay for only those structural alterations to the building which are required by such authorities solely because of the nature of Tenant's business conducted within the building.

     Section 6.4. At night, Tenant may keep the interior of the building lighted, and Tenant may keep its signs on the exterior of the building fully lighted.

     Section 6.5. Tenant will comply with the rules and regulations specified in Article V, provided such rules and regulations shall be enforced uniformly against all tenants of the Shopping Center.

     Section 6.6. Tenant will not make any changes to the exterior of the building (other than as provided in Article VII hereof) without Landlord's prior written approval of plans and specifications for such changes.

                                   ARTICLE VII

                   TRADE FIXTURES, SIGNS AND OFFICE EQUIPMENT

     Section 7.1. From time to time during the term and at the end of the term Tenant may install and remove Tenant's trade fixtures and business machines and equipment, including but without limiting the generality of the foregoing, money safes or any other safes, or vaults, vault doors, vault liner, safe deposit boxes, night depository, tellers' counters, night transit, drive-in windows and signs, provided that the leased premises have been designed structurally to accommodate the foregoing items.

     Section 7.2. Tenant may at its expense place and replace on the exterior of the leased premises a canopy over the main entrance, signs similar to those on its other branch banking establishments, provided they do not conflict with the architect's specifications for the building, but nothing else shall be placed on the exterior of the building without Landlord's prior written approval (which shall not be unreasonably withheld). Tenant may place on the exterior of the leased premises such signs, canopies, or advertising matter or other thing of any kind, but will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the leased premises without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain any such sign and canopy and any decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times, and all installation and removal shall be executed in a good and workmanlike manner and in compliance with Section 18.1 of this lease.

                                  ARTICLE VIII

                           ALTERATIONS AND ADDITIONS

     Section 8.1. At any time and from time to time during the term, at its own expense Tenant may make any alterations, decorations, additions, improvements or replacements in the building which it deems desirable for the conduct of its banking and trust company business (with drive-in facilities). Any other alterations, decorations, additions, improvements or replacements must first be approved in writing by Landlord (but such approval shall not be withheld unreasonably).

     Section 8.2. All alterations, decorations, additions and improvements made by Tenant, or made by Landlord on Tenant's behalf by agreement under this lease, shall remain the property of Tenant for the term of the lease, or any extension or renewal thereof. Upon expiration of this lease, or any renewal term thereof, Tenant may (or, if required by Landlord, shall) remove all such alterations, decorations, additions and improvements, and restore the leased premises as provided in Section 14.1 hereof. If Tenant fails to remove (and has not been required by Landlord to remove) such alterations, decorations, additions and improvements and restore the leased premises, then upon the expiration of this lease, or any renewal thereof, and upon the Tenant's removal from the premises, all such alterations, decorations, additions and improvements shall become the property of Landlord.

     Section 8.3. Any repair, alteration, decoration, addition, improvement, restoration or replacement shall be executed in a good and workmanlike manner and in compliance with Section 18.1 of this lease.

                                   ARTICLE IX

                            REPAIRS AND MAINTENANCE

     Section 9.1. Tenant shall at all times keep the building and all partitions, doors, fixtures, equipment and appurtenances thereof (including lighting, plumbing fixtures, plate glass and heating and air-conditioning system in the building) in good order, condition and repair, except for structural portions (including the roof) of the premises, which shall be maintained by Landlord. Landlord shall also be responsible for periodic inspections of the roof for the purpose of clearing clogged or iced drains and removal of debris which might damage the roof. The provisions of this Section shall not apply in the event of fire or other casualty, or condemnation or in any other event or contingency specifically provided, for elsewhere in this lease.

                                    ARTICLE X

                            INSURANCE AND INDEMNITY

     Section 10.1. During the term, Tenant shall maintain fire insurance with extended coverage in the name of Landlord and Tenant, in an amount adequate to cover one hundred percent (100%) of the cost of replacement of the building and its alterations, decorations, additions or improvements. Tenant shall deliver to Landlord certificates of such fire insurance policies which shall contain a clause requiring the insurer to give Landlord 10 days notice of change or cancellation of such policies.

     Section 10.2. During the term, Tenant shall keep in full force and effect, comprehensive general liability insurance against claims for personal injury, death and property damage occurring in the building or on the adjoining sidewalks with limits of not less than $500,000 as to one person not less than $1,000,000 as to any accident, and not less than $50,000 as to property damage. The policies shall name Landlord, any person, firms or corporations designated by Landlord, and Tenant as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord ten days prior written notice. A copy of the policy or a certificate of insurance shall be delivered to Landlord,

     Section 10.3. If appropriate in Tenant's opinion, Tenant will place all or any insurance it is required to carry by this lease under its blanket policies and will furnish Landlord with evidence of such insurance.

     Section 10.4. Tenant will indemnify and save Landlord harmless of and from any and all loss, damage, or liability incurred by reason of any injury to persons or damage to property occurring in or on the leased premises or from or by reason of the erection, maintenance or existence of Tenant's signs including the reasonable expense involved in defending litigation, but Tenant will not indemnify Landlord against the consequences of Landlord's own negligence.

     Section 10.5. Tenant shall give immediate notice to Landlord in case of fire, accidents or observed defects in the leased premises.

                                   ARTICLE XI

                                FIRE OR CASUALTY

     Section 11.1. If the building shall be damaged by fire, the elements, unavoidable accident or other casualty, but is not thereby rendered untenantable in whole or in part, Tenant shall at its own expense cause such damage to be repaired, and the rent shall not be abated. If, by reason of such occurrence, the building shall be rendered untenantable only in part, Tenant shall at its own expense cause the damage to be repaired, and rent meanwhile shall be abated proportionately as to the portion of the building rendered untenantable. If the building shall be rendered wholly untenantable by reason of such occurrence, Tenant shall at its own expense cause such damage. to be repaired, and rent meanwhile shall be abated. To fulfill its obligations under this Article, Tenant shall have the proceeds of insurance and need not commence repairs until Landlord has endorsed to Tenant's order the check or checks representing the insurance proceeds. If Landlord shall fail to so endorse such check or checks upon request by Tenant, Tenant's obligation to pay rent shall be abated until Landlord shall so endorse such check or checks. If the damage to the building is greater than fifty percent (50%) and occurs during the second renewal term of this lease, Tenant shall have the right, to be exercised by notice in writing delivered to Landlord within sixty (60) days from and after the occurrence of the damage, to elect not to reconstruct the building, and in such event this lease and the tenancy hereby created shall cease as of the date of this said occurrence, the rent to be adjusted as of such date, and Tenant shall endorse to Landlord all insurance proceeds paid or to be paid on account of such damage.

     Section 11.2. If fifty per cent (50%) or more of the rentable area of the Shopping Center shall be damaged or destroyed by fire or other cause, notwithstanding that the leased premises may be unaffected by such fire or other cause, Tenant shall have the right, to be exercised by notice in writing delivered to Landlord within sixty (60) days from and after said occurrence, to elect to cancel and terminate this lease. Upon the giving of such notice, the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the leased premises and surrender the same to Landlord as quickly as reasonable arrangements for removal can be made by Tenant. Whether or not Tenant shall have exercised its right under this Section, this lease shall not be terminated if within sixty (60) days from and after said occurrence, Landlord shall notify Tenant in writing that the Shopping Center will be substantially restored within six months after the date of such written notice.

                                   ARTICLE XII

                                 EMINENT DOMAIN

     Section 12.1. If the whole of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term shall terminate as of the date title vests in the condemnor and all rentals shall be paid up to that date and Tenant shall have no claim against Landlord for the value of any unexpired term of this lease.

     Section 12.2. If all or substantially all of the common parking areas in the Shopping Center shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term shall terminate as of the date title vests in the condemnor unless Landlord shall take immediate steps to provide and within a reasonable time does provide other parking facilities substantially equal to the previously existing ratio between the common parking areas and the leased premises, and such substantially equal parking facilities shall be provided by Landlord at its own expense within ninety (90) days from the date of the taking of the property for public or quasi-public use. If Landlord shall so provide such other substantially equal parking facilities, then this lease shall continue in full force and effect. In any event, Tenant shall have no claim against Landlord for the value of any unexpired term of this lease.

     Section 12.3. If any part of the building or more than fifty per cent (50%) of access to or from North Broad Street or Jefferson Street or any part of the exit to Oxford Avenue or any part of the area or the lanes described in Sections
5.3 (b) and 5.3 (c) hereof, shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and if such partial taking or condemnation shall render the leased premises practicably unsuitable (or unsuitable in the opinion of any governmental authority) for the business of Tenant, then the term shall terminate as of the date of the declaration of taking and Tenant shall have no claim against Landlord for the value of any unexpired term of this lease. In the event of a partial taking or condemnation which is not extensive enough to render the leased premises unsuitable in Tenant's opinion for the business of Tenant, then Landlord shall promptly restore the leased premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this lease shall continue in full force and effect.

     Section 12.4. If any part of the parking area in the Shopping Center shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose and if, as the result of such partial taking the ratio of square feet of parking area to square feet of the building floor area of the entire Shopping Center is reduced to a ratio below that specified in Section 5.3 then the term shall terminate as of the date of the declaration of taking, unless the Landlord shall take immediate steps toward increasing, and does with a reasonable time increase, the parking ratio to that specified in Section 5.3, in which event this lease shall be unaffected and remain in full force and effect. In any event, Tenant shall have no claim against Landlord for the value of any unexpired term of this lease.

     Section 12.5. In the event of any condemnation or taking as hereinbefore provided, whether whole or partial, the Tenant shall not be entitled to any part of the award, as damages or otherwise, for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof,

     Section 12.6. Although all damages in the event of any condemnation are to belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the leased premises, and although Tenant hereby expressly waives all claims against the Landlord, Tenant shall have the right to claim and recover from the condemning authority, not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

                                  ARTICLE XIII
                             DEFAULTS AND REMEDIES

     Section 13.1. If Tenant has failed to perform or has violated any of the terms, covenants, conditions or agreements contained in this lease on Tenant's part to be performed, Landlord shall so notify Tenant in writing. Thereupon Tenant shall either (a) correct the matters complained of in such notice within twenty (20) days after receipt of such notice or in the case of rent within ten days after receipt of such notice; or (b) if more than such twenty (20) days are required to correct with reasonable diligence the matters complained of in such notice, commence to correct them within such twenty (20) days and pursue such corrective action with reasonable diligence thereafter.

     Section 13.2. Each of the following events shall constitute an event of Tenant's default hereunder: (a) the failure or omission of Tenant, after notice of default has been given by Landlord as provided in Section 13.1, to take corrective action within the times specified therein; or (b) the taking possession of the business and property of Tenant by the Department of Banking of the Commonwealth of Pennsylvania. Tenant shall be in default under this lease if and only if an event of Tenant's default as provided in this section shall have occurred.

     Section 13.3. If an event of Tenant's default shall occur at any time, Landlord may, within a reasonable time thereafter, give Tenant a notice of intention to end the term, specifying a day not less than ten days nor more than ninety days after the giving of such notice when the term shall end, and upon the day so specified in such notice the term shall expire and Tenant shall then quit and surrender the leased premises to Landlord, but Tenant shall remain liable as provided in Section 13.7; and Landlord, without prejudice to any other right or remedy of Landlord hereunder or by law, and notwithstanding any waiver of any prior breach of condition or event of Tenant's default hereunder, may re-enter the leased premises either by force or otherwise, or dispossess Tenant or any legal representative of Tenant or other occupant of the leased premises by a summary proceeding or other appropriate suit, action or proceeding or otherwise, and remove their effects and hold the leased premises as if this lease had not been made.

     Section 13.4. If an event of Tenant's default with respect to the payment of rent shall occur at any time, Tenant empowers any attorney of any Court to appear for Tenant in any and all actions to be brought for any arrears of rent and to sign for Tenant an Agreement for entering in any competent Court an amicable action or actions for the recovery of such arrears of rent; and further, in said suits or in said amicable action or actions any attorney is hereby authorized to confess judgment against Tenant for all arrears of rent and for interest and costs including an attorney's commission of 5 per cent; and so on from time to time as often as rent shall be in arrears.

     Section 13.5. If Tenant fails to perform any of the provisions, covenants, agreements, or conditions of this lease on its PART to be performed, Landlord may, but only after the occurrence of an event of Tenant's default as defined in
Section 13.2, perform it or them on behalf of Tenant. The cost of such performance shall be paid to Landlord by Tenant upon prompt demand therefor by Landlord.

     Section 13.6. Tenant, upon the termination of this lease in accordance with the terms hereof, or in the event of entry of judgment for the recovery of possession of the leased premises in any action or proceeding, or if Landlord shall enter the leased premises by process of law or otherwise, hereby waives any right of redemption provided by any statute, law or decision now or hereafter in force. However, Landlord will not levy or distrain upon or sell any property belonging to any customer of Tenant, or held by Tenant in trust for anyone, for the purpose of enforcing any of Tenant's defaulted obligations under this lease or for the purpose of enforcing collection of any of Tenant's monetary obligations to Landlord hereunder, such rights on the part of Landlord to levy or distrain upon and to sell said property of said third parties being hereby expressly waived by Landlord.

     Section 13.7. If Landlord shall terminate this lease as provided in Section 13.3, Tenant shall pay to Landlord the rent up to the time of Landlord's termination of this lease (by recovery of possession of the leased premises or otherwise) and thereafter, if Landlord re-lets the leased premises at then prevailing market rates, Tenant shall pay to Landlord throughout the balance of the term (as if the term had not been ended by Landlord's termination) all rent less the net avails of such reletting.

     Section 13.8. If Landlord has failed to perform or has violated any of the terms, covenants, conditions or agreements contained in this lease on Landlord's part to be performed, Tenant shall so notify Landlord in writing thereupon Landlord shall either (a) correct the matters complained of in such notice within twenty (20) days after receipt of such notice or (b) if more than such twenty (20) days are required to correct with reasonable diligence the matters complained of in such notice, commence to correct them within such twenty (20) days and pursue such corrective action with reasonable diligence thereafter. An event of Landlord's default hereunder shall be the failure or omission of Landlord, after notice of default has been given by Tenant as provided in this section, to take corrective action within the times specified therein.

     Section 13.9. If Landlord fails to perform any of the provisions, covenants, agreements or conditions of this lease on its part to be performed, Tenant may, but only after the occurrence of an event of Landlord's default as defined in Section 13.8, perform it or them on behalf of Landlord. The cost of such performance shall be paid to Tenant by Landlord, but if such cost is not paid within ten (10) days after written demand therefor, Tenant may deduct such cost from the rent reserved hereunder,

     Section 13.10. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord, nor shall there be any accord and satisfaction unless expressed in writing and signed by both Landlord and Tenant.

                                   ARTICLE XIV
                             SURRENDER OF PREMISES

     Section 14.1. At the expiration of the tenancy hereby created, Tenant shall surrender the leased premises in at least as good condition as the leased premises were upon delivery of possession thereto under this lease, reasonable wear and tear and damage by unavoidable casualty excepted, and shall surrender all keys for the leased premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, if any, to be left in the leased premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease, but this Article shall not apply in the case of fire or other casualty, or condemnation or other event expressly provided for by other provisions of this lease.

                                   ARTICLE XV

                  OFFSET STATEMENT, ATTORNMENT, SUBORDINATION

     Section 15.1. Within ten (10) days after request therefor by Landlord, or if upon any sale, mortgage, assignment or hypothecation of the leased premises by Landlord, an offset statement shall be required from Tenant; Tenant will deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying (if such be the case) that this lease is in full force and effect and there are no defenses or offsets thereto, or stating those claimed by Tenant. In addition, said offset statement shall certify the dates to which the net rent and other charges have been paid in advance, if any, and stating whether or not, to the best knowledge of the signer of such statement, Landlord is in default in performance of any covenants, agreements or conditions contained in this lease.

     Section 15.2. Upon request of Landlord, Tenant will subordinate its rights hereunder to the lien of any future mortgage or mortgages or ground or underlying leases including all mortgages which may hereafter affect such leases, or to the lien resulting from any other method of financing or refinancing, now or hereafter in force against or affecting the land of which the leased premises are a part, and to all advances made or hereafter to be made upon the security thereof, Tenant will deliver upon demand to Landlord, at Landlord's expense, such instrument or instruments as Landlord may reasonably request to effect such subordination, provided, however, that the holders of such mortgages or leases will, as consideration for such subordination, by instrument in writing in form for recording, consent to this lease and agree that (i) Tenant shall not be disturbed in its possession of the leased premises or in its use of any of the common use areas for any reason other than one which would entitle Landlord to terminate this lease, and (ii) upon any fore closure of such mortgage the purchaser at the foreclosure sale will become the Landlord under this lease and agree to be bound by all of its terms, provided Tenant attorns to such purchaser, and (iii) if the method of financing requires Tenant to be a subtenant, there shall be no distraint against Tenant's property for any reason so long as Tenant is not in default of its obligations under this lease or its substitute.

                                   ARTICLE XVI

                           ASSIGNMENT AND SUBLETTING

     Section 16.1. Without the written consent of Landlord (which consent shall not be withheld unreasonably), Tenant's interest in this lease shall not be assigned nor shall Tenant sublet the leased premises in whole or in part. Any assignment or sublease pursuant to this section shall not release Tenant from its obligations under this lease.

     Section 16.2. If there be an assignment of only Landlord's right to receive rent under this lease, Landlord will remain liable for the performance or observance of any agreements or conditions on the part of Landlord to be performed or observed, unless Landlord's assignee shall in writing agree to be bound by all of the terms and conditions of this lease.

                                  ARTICLE XVII

                           LANDLORD'S RIGHT OF ENTRY

     Section 17.1. Landlord reserves the right to enter the leased premises at any reasonable time during banking hours to examine or to make such repairs, additions or alterations as it may deem necessary for the safety or preservation thereof, but Landlord assumes no obligation to make repairs to the leased premises other than those expressly provided for in this lease.

                                 ARTICLE XVIII

                                 MISCELLANEOUS

     Section 18.1. Neither Landlord nor Tenant shall permit any mechanics' or materialman's lien to be filed at any time against the leased premises or any part thereof in connection with any work done by it or caused to be done by it. If any such lien should be filed, the party which has done or caused to be done the work for which the lien has been filed, shall promptly cause it to be discharged of record by payment, deposit, bond, order of a court, or otherwise.

     Section 18.2. It is the intention of the parties to create the relationship of Landlord and Tenant and no other relationship whatsoever and nothing herein shall be construed to constitute the parties hereto partners or joint venturers, or to render either party hereto liable for any of the debts or obligations of the other party.

     Section 18.3. This lease and the Exhibits, and Schedule, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

     Section 18.4. If either party hereto shall be delayed or hindered in or prevented from the performance of any act required by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period of the performance of any such act shall be extended for a period equivalent to the period of such delay.

     Section 18.5. (a) Any notice by Tenant to Landlord must be served by certified or registered mail, postage prepaid, addressed to Landlord at the address first hereinabove given or at such other address as Landlord may designate by written notice.

          (b) Any notice by Landlord to Tenant must be served by certified or registered mail, postage prepaid, addressed to Tenant at the address first hereinabove given Attention: Real Estate Division or at such other address as Tenant shall designate by written notice.

     Section 18.6. The headings in and index to this lease are solely for convenience in locating its various provisions and shall not be considered or referred to in resolving questions of interpretation or construction.

     Section 18.7. Landlord represents and agrees that Landlord will not record this agreement, but Landlord will execute and deliver such, short form of this agreement as Tenant, in its sole discretion shall request or require from Landlord in order to record the provisions of this agreement which Tenant may deem necessary or desirable to make a matter of record. Landlord will also execute and deliver in recordable form an addendum to such short form, which addendum shall state the actual beginning of the basic term of this lease.

     Section 18.8. Tenant represents that it has dealt with no broker in this transaction other than the broker or brokers representing Landlord. Landlord will pay all brokerage charges connected with the negotiation of this lease.

     Section 18.9. If any term, covenant, or condition of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

     Section 18.10. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective successors and assigns of the said parties. No rights, however, shall inure to the benefit of any assignee of Tenant or Landlord unless the assignment to such assignee has been approved in writing as provided in Article XVI hereof.

     IN WITNESS WHEREOF the parties have caused this lease to be executed and their respective corporate sear to be hereunto affixed as of the date first above written.

(Corporate Seal)                          ZION INVESTMENT ASSOCIATES, INC.

Attest:                                   By:
       -----------------------------         -----------------------------
       Secretary                             Chairman


(Corporate Seal)                          THE FIRST PENNSYLVANIA
                                          BANKING AND TRUST COMPANY

Attest:                                   By:
       -----------------------------         -----------------------------
       Assistant Secretary                   Vice President

                                  EXHIBIT "A"

     To the lease made as of the 10th day of October, 1967 by and between ZION INVESTMENT ASSOCIATES, INC. and THE FIRST PENNSYLVANIA BANKING AND TRUST COMPANY.

                         DESCRIPTION OF LEASED PREMISES

     ALL THAT CERTAIN tract of land, Situate in the 20th Ward of the City of Philadelphia and Commonwealth of Pennsylvania; being Parcel No. 5-A as laid out on a Plan 10 L 3133, made by William S. Erwin, Registered Professional Engineer, Fairless Hills, Pennsylvania on the 6th day of October, 1966; bounded and described as follows, viz:

     BEGINNING at a corner on the Southerly side of Oxford Street (50.0' wide) and the Easterly side of Broad Street (113' wide); thence along the Southerly side of Oxford Street, South 78 degrees 39 minutes East 393.0' to a corner; thence South 11 degrees 21 minutes West 475. 0' to a corner on the Northerly side of Jefferson Street (50.0' wide); thence along the Northerly side of Jefferson Street North 78 degrees 39 minutes West 393.0' to a corner on the Easterly side of the aforesaid Broad Street; thence along the same North 11 degrees 21 minutes East 475.0' to a corner on the Southerly side of Oxford Street and place of beginning.

     CONTAINING 4. 2855 Acres of Land.

                            LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease") made as of the 24th day of September, 1999, between FIRST UNION NATIONAL BANK, having an address at The Widener Building, 1 South Penn Square, Philadelphia, PA 19017, herein designated as the Landlord, and UNITED BANK OF PHILADELPHIA, having an address at 714 Market Street, Philadelphia, PA 19105, herein designated as the Tenant;

     WITNESSETH THAT, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord approximately 5,485 square feet of space on the first floor of the building (the "Building") known as 3945-49 Chestnut Street, Philadelphia, Pennsylvania (the "Premises") for a term of one year and seven days, commencing on September 24, 1999 ("Commencement Date") and ending on March 31, 2000 (the "Term") to be used and occupied only and for no other purpose than as offices for branch bank. Tenant acknowledges and agrees that a portion of the Premises is presently subject to a month to month lease with a third party for the operation of a dry cleaners. Contemporaneously herewith Landlord is assigning all of its right title and interest under such lease to Tenant, and Tenant is assuming the obligations of landlord thereunder. Such lease shall be referred to herein as the "Drycleaner's Lease."

     (The Building and the land on which it is located are sometime hereinafter referred to as the "Landlord's Real Property").

     UPON THE FOLLOWING CONDITIONS AND COVENANTS:

     1. Payment of Rent: The Tenant covenants and agrees to pay to the Landlord, as annual rent for and during the Term hereof, the sum of Fifty Four Thousand Eighty-Five Dollars ($54,8500.00) (the "Rent") payable in equal monthly installments, in advance, of Four Thousand Five Hundred Seventy and 83/100 Dollars ($4,570.83), commencing September 24, 1999. The Rent shall be payable without deduction or setoff and without notice or demand. The Rent shall be made payable to the Landlord and mailed to CB Commercial Real Estate Group, Inc., T/A First Union National Bank, Rental Income Account, Department 0991, McLean, Virginia 22109-0991. Because the Commencement Date does not fall on the first day of a calendar month, the Rent for the calendar month in which the Commencement Date occurs shall be prorated on a per diem basis.

     2. Additional Rent: All amounts which the Tenant is required to pay pursuant to this Lease, including interest and costs which may be added for nonpayment or late payment and attorney and collection fees, will constitute additional rent ("Additional Rent") and if the Tenant fails to pay such Additional Rent when due, the Landlord will have the right to pay the same and will have all rights, powers and remedies with respect thereto as are provided herein or by law in the case of non-payment of Rent.

     3. Repairs and Care:

     A. The Tenant has examined the Premises and has entered into this Lease without any representation on the part of the Landlord as to the condition thereof. The Tenant takes the Premises AS-IS WHERE-IS.

     B. The Tenant shall take good care of the Premises and shall, at the Tenant's own cost and expense, make all repairs to the Premises and maintain, repair and replace the systems, including, but not limited to plumbing, electric, heating and air conditioning systems servicing the Premises, and shall maintain the Premises in good condition and state of repair. At the expiration or earlier termination of the Term hereof, the Tenant shall deliver the Premises in good order and condition, wear and tear from reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways and entrances, but shall keep and maintain the same in a clean condition, free from debris, trash, and refuse.

     4. Damage and Repair: In case of the destruction of or any damage to the glass in the Premises, or the destruction of or damage of any kind whatsoever to the Premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the Premises, as speedily as possible, at the Tenant's own cost and expense.

     5. Alterations and Improvements:

     A. The Landlord shall have no obligation to make any alterations, additions, or improvements.

     B. The Tenant shall make no alterations, additions or improvements; and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the Premises, without the prior written consent of the Landlord.

     C. If the Landlord shall give its prior written consent, the Tenant may make alterations, installations, additions or improvements, subject to all provisions of this Section. Such alterations, installations, additions or improvements shall be non-structural and shall not affect utility services or plumbing and electrical lines in or to the interior of the Premises. Such alterations, installations, additions or improvements shall be performed by using contractors or mechanics first approved in writing by the Landlord.

          (i) All fixtures, all electrical items and all panelling, partitions, railings and like installations, installed in the Premises at any time, either by the Tenant or by the Landlord in the Tenant's behalf, shall become the property of the Landlord and shall remain upon and be surrendered with the Premises unless the Landlord, by notice to the Tenant no later than thirty (30) days prior to the date fixed as the expiration or earlier termination of this Lease, elects to have them removed by the Tenant, in which event, the same shall be removed from the Premises by the Tenant forthwith. Nothing in this Section shall be construed to prevent the Tenant's removal of trade fixtures, but upon removal of any such trade fixtures from the Premises, or upon removal of other installations as may be required or permitted by the Landlord, pursuant to the immediately preceding sentence or otherwise required or permitted by the Landlord, the Tenant shall immediately and at its expense, repair and restore the Premises in a good and workmanlike manner to the condition existing prior to installation, and shall repair any damage to the Premises resulting from such removal.

          (ii) All property permitted or required to be removed by the Tenant at the expiration or earlier termination of the Term of this Lease after the Tenant's removal shall be deemed abandoned and may, at the election of the Landlord, either be retained as the Landlord's property or may be removed from the Premises by the Landlord at the Tenant's sole cost and expense, which right of the Landlord shall survive the expiration or earlier termination of the Term of this Lease.

          (iii) The following conditions shall apply with respect to all alterations and construction that may be undertaken by the Tenant hereunder, upon the prior written consent of the Landlord:

               (a) No alteration or construction shall be undertaken until the Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of any federal, state, county or municipal government or departments or subdivisions of any of them having jurisdiction. The Landlord shall join in the application for such permits or authorizations as necessary. The Tenant shall provide the Landlord with copies of such permits/authorizations prior to the commencement of such work.

               (b) Any alteration or construction shall be made promptly (unavoidable delays excepted) and in good and workmanlike manner, and in compliance with all applicable permits, authorizations, building and zoning laws, and in compliance with all other applicable laws, ordinances, orders, rules, regulations and requirement of all federal, state, county, and municipal governments, departments, commissions, boards and offices ("Governmental Authorities"), and any national or local Insurance Rating Bureau, or any other body hereafter exercising functions similar to those of any of the foregoing.

               (c) The cost of any such alteration or construction shall be paid promptly so that the Premises shall be free at all times of liens for labor and materials supplied or claimed to have been supplied to the Premises and free from any encumbrances, chattel mortgages, conditional bills of sale or security interests. At all times during the conduct of any work in connection therewith, all contractors, materialmen, and suppliers shall execute and deliver to the Tenant releases of any rights under construction lien or similar statutes. Such releases shall be in proper statutory form and shall be delivered to the Landlord upon request of the Landlord. In the event costs are not paid, such that construction liens or other encumbrances shall be placed upon the Premises, the Landlord may, but shall not be obligated, to make such payments as shall discharge such liens or other encumbrances in which event such payments made by the Landlord shall be added to and become payable as Additional Rent, with the installment of Rent next due or within thirty (30) days of demand thereof, whichever occurs sooner.

               (d) To the end that there shall be no labor dispute which would interfere with the construction or operation of any of the Premises, the Tenant agrees to engage the services of only such contractors and subcontractors (for any work which the Tenant does, whether or not such work is permitted or required pursuant to the Lease) as will work in harmony and without causing any labor dispute with each other, with the Landlord's contractors and subcontractors and all others working in or upon the Premises, or any of them, and the Tenant shall employ and shall require its contractors and subcontractors to employ only such labor as will work in harmony and without causing any labor dispute with all other labor then working in the Premises. Furthermore, only those contractors and subcontractors as have been duly licensed by the authority having jurisdiction over the appropriate profession and which have been approved in writing by the Landlord may perform any work for the Tenant in or upon the Premises. The Landlord's consent to the Tenant's contractors shall not be unreasonably withheld.

               (e) Adequate insurance in accordance with the requirements of sub-section 9 C shall be procured by the Tenant and/or its contractors before the commencement of any alteration or construction.

     6. Signs: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the Premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing prior to such placement. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said Premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

      7. Utilities: The Tenant shall pay when due the costs of all utilities directly to the utility company supplying the same. Without limiting the generality of the foregoing, Tenant shall be solely responsible for all refuse disposal, water and sewer charges, gas, electricity, heat, and any other utilities used by the Tenant which are or may be assessed or imposed upon the Premises or which are or may be charged to the Landlord by the suppliers thereof during the Term hereof, and if not paid, such charges shall be added to and become payable as Additional Rent, with the installment of Rent next due or within thirty (30) days of demand thereof, whichever occurs sooner. The Tenant shall be responsible for all telephone and cable charges to the Premises. The Tenant shall provide and pay for janitorial service to the Premises.

     8. Compliance with Laws: The Tenant shall obtain any and all local, state, and federal governmental or regulatory approvals/permits, at its sole cost and expense, prior to any work being performed in the Premises and to its occupancy of the Premises. In addition, the Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of Governmental Authorities applicable to and affecting the Premises and the Tenant's use and occupancy thereof, and for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the Premises, during the Term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said Premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's sole cost and expense. The Tenant shall be responsible for the obtaining of a Certificate of Occupancy as to its use of the Premises. The Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. The Landlord reserves the right to prescribe the weight and position of business machines and mechanical equipment, which installations shall be placed and maintained by the Tenant, at the Tenant's sole cost and expense, in settings sufficient, in the Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

      9.   Insurance:

          A. The Tenant shall, at its sole cost and expense, the following insurance coverage during the Term: (i) all-risk insurance, or its equivalent, insuring the Tenant's interest in its improvements to the Premises and any and all furniture, equipment, supplies, contents and other property owned or leased by it and contained therein, such insurance coverage to be in an amount equal to the full insurable value of such improvements and property, as such may increase from time to time; (ii) worker's compensation insurance as required by applicable law, and (iii) insurance on the building and other improvements on the Landlord's Real Property against loss or damage by fire or other casualty with endorsements providing what is commonly known as all risk tire and extended coverage (but not including flood or earthquake coverage), vandalism and malicious mischief insurance, in an amount equal to the full replacement cost thereof (which policy shall name Landlord as loss payee and additional insured). The Tenant shall also procure and maintain throughout the Term a policy or policies of insurance, insuring the Tenant, the Landlord, and any other person designated by the Landlord, against any and all liability or claims of liability for injury to or death of a person or persons, for damage to property occasioned by or arising out of any construction work being done on the Premises, or arising out of, occasioned by, or resulting from the condition, use, or occupancy of the Premises, or other portions of the Building or property, such policy to have a combined single limit of not less than One Million Dollars ($1,000,000) for any bodily injury or property damage occurring as a result of or in conjunction with the above.

          B. All said insurance policies shall be carried with companies licensed to do business in the Commonwealth of Pennsylvania reasonably satisfactory to the Landlord and shall be noncancellable except after ten
     (10) days' prior written notice to the Landlord. Duly executed certificates of such insurance shall be delivered to the Landlord prior to the Commencement Date and at least thirty (30) days prior to the expiration of each respective policy term. Each insurance policy will contain a provision requiring thirty (30) days' prior written notice to the Landlord and any named insured if the policy is canceled or not renewed.

          C. Throughout the making of any alterations or improvements (if permitted by the Landlord under Section 5 and other than mere decorations) by the Tenant, its agent, contractors, or employees, the Tenant, at its sole cost and expense, shall carry or cause to be carried (i) worker's compensation insurance in statutory limits, covering all persons employed in connection with such alternations or improvements, (ii) all-risk property insurance, completed value form, covering all physical loss (including any loss of or damage to supplies, machinery, and equipment) in connection with the making of such alterations or improvements, and (iii) comprehensive liability insurance, with completed operations endorsement, covering any occurrence in or about the Premises, Building, or property in connection with such improvements, which comprehensive liability insurance policy shall have a combined single limit of not less than One Million Dollars ($1,000,000). The Tenant shall furnish the Landlord with satisfactory evidence that such insurance is in effect before the commencement of its improvements and, on request, at reasonable intervals thereafter. Duly executed certificates of such insurance shall be delivered to the Landlord prior to the commencement of any such alterations or improvements. Each policy shall name the Landlord and any other person designated by the Landlord as an additional insured and shall contain a provision requiring ten (10) days' prior written notice to the Landlord and any named insured if the policy is canceled or not renewed.

     10. Assignment: Except for the Drycleaner's Lease, the Tenant shall not assign, mortgage or hypothecate this Lease, nor sublet or sublease the Premises or any part thereof at any time during the Term of this Lease.

     11. Restriction of Use: The Tenant shall not occupy or use the Premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

     12. Subordination: This Lease shall not be a lien against the Premises in respect to any mortgages that may hereafter be placed upon said Premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this Lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of terminating this Lease, and the Term hereof is hereby expressly limited accordingly.

     13. Condemnation and Eminent Domain: If the Landlord's Real Property, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation therefor, of if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and/or shall sell and convey the said Premises or any portion thereof, to any governmental or other public authority, agency, body or public utility, seeking to take the Premises and the Landlord's Real Property or any portion thereof, then this Lease, at the option of the Landlord, shall terminate, and the Term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the Landlord's Real Property and the Premises or any portion thereof. The Tenant covenants and agrees to vacate the said Premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice.

     Anything hereinabove to the contrary notwithstanding, it is understood that, without affecting the Landlord's award as above referred to, the Tenant may make such independent claim as the law may allow with respect to the Tenant's moving expenses, relocation expenses, and actual direct losses to tangible personal property.

     14. Fire and Other Casualty: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord and shall assign to Landlord the casualty insurance proceeds described in Section 9(A) above. If the Premises shall be partially damaged by fire, the elements or other casualty, provided that the Landlord receives the proceeds of insurance described in Section 9(A) above, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the Rent hereunder shall not cease. If, in the sole and exclusive opinion of the Landlord, the Premises have been so extensively and substantially damaged as to render them untenantable, then the Rent shall cease until such time as the Premises shall be made tenantable by the Landlord. However, if, in the sole and exclusive opinion of the Landlord, the Premises have been totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the Rent shall be paid up to the time of such destruction and then and from thenceforth this Lease shall terminate, Landlord shall be entitled to. receive all proceeds of insurance pertaining to the casualty and neither party shall have any further liability or obligation hereunder. In no event however, shall the provisions of this Section become effective or be applicable if the tire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the Rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

     15. Reimbursement of the Landlord: If the Tenant shall fail or refuse to comply with and/or perform any conditions and covenants of this Lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the cost and expense of so doing shall be payable on demand or, at the option of the Landlord, shall be considered Additional Rent payable with the next installment of Rent due immediately thereafter, but in no case later than one month after such demand, whichever occurs sooner. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions contained in this Lease.

     16. Inspection and Repair: The Tenant agrees that the Landlord and its agents, employees and representatives shall have the right to enter into and upon the Premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed or construed to be a covenant by or obligation of the Landlord to make such inspection or repairs. In the event that the Landlord undertakes repairs to the Premises, there shall be no allowance to the Tenant for diminution of rental value and no liability on the part of the Landlord by reason of inconvenience, annoyance or injury to the Tenant's business arising -from the Landlord's making repairs.

     17. Right to Exhibit: The Tenant agrees to permit the Landlord and its agents, employees and representatives to show the Premises to persons wishing to rent or purchase the same, and the Tenant agrees that on


                                       1O
and after sixty (60) days next preceding the expiration of the Term hereof, the Landlord and its agents, employees and representatives shall have the right to place notices on the front of the Premises or any part thereof, offering the Premises for rent or for sale.

     18. Inability to Obtain Insurance; Increase of Insurance Rates:

          A. If, for any reason, it shall be impossible for the Landlord to obtain fire and other hazard insurance on the Landlord's Real Property, in an amount and in the form and through insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this Lease and the Term hereof, upon giving to the Tenant fifteen (15) days' prior written notice of the Landlord's intention so to do, and upon the giving of such notice, this Lease and the Term hereof shall terminate.

          B. If by reason of the use to which the Premises are put by the Tenant or the character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as Additional Rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of Rent but in no case later than one month after such demand, whichever occurs sooner.

     19. Removal of the Tenant's Property: Any equipment, fixtures, goods or other property of the Tenant remaining in the Premises upon the termination of this Lease, or upon any quitting, vacating or abandonment of the Premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the Tenant's sole cost and expense, and the Landlord shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

     20. Tenant's Default: The occurrence of any one or more of the following events will constitute a default hereunder:

          A. Tenant fails to pay Rent and/or Additional Rent due hereunder on any day upon which the same is to be paid, and such default continues for ten (10) days after the due date thereof.

          B. Tenant voluntarily assigns this Lease or subleases the Premises, or any part thereof.

          C. Tenant makes an assignment for the benefit of creditors, files a petition in bankruptcy or for reorganization or for an arrangement pursuant to the Bankruptcy Act of the United States, or shall be adjudicated a bankrupt, or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of the Tenant as a bankrupt pursuant to the Bankruptcy Act of the United States or any similar federal or state law is tiled and such petition or answer shall not be discharged or denied within sixty (60) calendar days after the date of filing thereof.

          D. A receiver, trustee or liquidator of the Tenant or of all or substantially all the property of the Tenant or of its interest in the Premises shall be appointed in any proceeding brought by the Tenant, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against the Tenant and such receiver, trustee or liquidator shall not be discharged within sixty (60) calendar days after such appointment.

          E. The Premises shall have been abandoned or deserted, vacated or vacant, or left unoccupied for fifteen (15) consecutive calendar days.

          F. This Lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law.

          G. The occurrence of any other event which is defined as a default elsewhere in this Lease, together with the passage of the applicable grace period, if any, without cure.

          H. Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, or the Tenant shall do or permit any thing to be done, whether by action or inaction, contrary to any of the Tenant's obligations hereunder, and the Tenant fails to cure such default within fifteen (15) days after notice thereof in writing to the Tenant or if such default cannot be reasonably cured within fifteen (15) days, unless the Tenant begins such cure within fifteen (15) days and diligently pursues such cure to completion within thirty (30) days after said notice; provided, however, that if the Tenant shall default in the performance of any such covenant, condition or provision of this Lease two (2) or more times in any twelve
     (12) month period, and notwithstanding that such defaults have been cured by the Tenant, any further similar default shall be deemed a default without the ability for cure.

      21.   Remedies:

          A. Upon the occurrence of any one or more such events of default set forth in Section 20, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may (i) cancel and terminate this Lease upon written notice to the Tenant (whereupon the Term shall terminate and expire, and the Tenant shall then quit and surrender the Premises to the Landlord, but the Tenant shall remain liable as hereinafter provided) and/or (ii) at any time thereafter, re-enter and resume possession of the Premises as if this Lease had not been made, the Tenant hereby waiving the service of any notice of intention to re-enter or to institute legal proceedings to that end.

          B. If this Lease shall be terminated or if the Landlord shall be entitled to re-enter the Premises and dispossess or remove the Tenant under the provisions of this Section (either or both of which events are hereinafter referred to as a "Termination"), the Landlord or the Landlord's agents or servants may immediately or at any time thereafter re-enter the Premises and remove therefrom the Tenant, its agents, employees, servants, licensees, and any subtenants and other persons, firms or corporations, and all or any of its or their property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by peaceable re-entry or otherwise, without being liable to prosecution or damages therefor, and may repossess and enjoy the Premises, including all additions, alterations and improvements thereto.

          C. In case of Termination, the Rent and all other charges required to be paid by the Tenant hereunder shall thereupon become due and shall be paid by the Tenant up to the time of the Termination, and the Tenant shall also pay to the Landlord all reasonable expenses which the Landlord may then or thereafter incur as a result of or arising out of a Termination, including, but not limited to court costs, attorneys' fees, brokerage commissions, and costs of terminating the tenancy of the Tenant, re-entering, dispossessing or otherwise removing the Tenant, and restoring the Premises to good order and condition, and, from time to time, altering and otherwise preparing the same for re-letting. Upon a Termination, the Landlord may, at any time and from time to time, re-let the Premises, in whole or in part, either in its own name or as the Tenant's agent, for a term or terms which, at the Landlord's option, may be for the remainder of the then current Term, or for any longer or shorter period, without being obligated to "mitigate" the Tenant's damages.

          D. In addition to the payments required by sub-section B, the Tenant shall be obligated to, and shall, pay to the Landlord upon demand and at the Landlord's option:

               (i) liquidated damages in an amount which, at the time of Termination, is equal to the excess, if any, of the then present amount of the installments of Rent reserved hereunder, for the period which would otherwise have constituted the unexpired portion of the then current Term, over the then present rental value of the Premises for such unexpired portion of the then current Term; or

               (ii) damages (payable in monthly installments, in advance, on the first day of each calendar month following the Termination, and continuing until the date originally fixed herein for the expiration of the Term) in amounts equal to the excess, if any, of the sums of the aggregate expenses paid by the Landlord during the month immediately preceding such calendar month for all such items as, by the terms of this Lease, are required to be paid by the Tenant, plus an amount equal to the installment of Rent which would have been payable by the Tenant hereunder in respect to such calendar month, had this Lease not been terminated, over the sum of rents, if any, collected by or accruing to the Landlord in respect to such calendar month pursuant to a re-letting or to any holding over by any subtenants of the Tenant.

          E. The Landlord shall in no event be liable for failure to re-let the Premises or in the event that the Premises are re-let, for failure to collect rent due under such re-letting; and in no event shall the Tenant be entitled to receive any excess of rent over the sums payable by the Tenant to the Landlord hereunder but such excess shall be credited to the unpaid Rent due hereunder, and to the expenses of re-letting as provided herein.

          F. Suit or suits for the recovery of damages hereunder, or for any installments of Rent and/or Additional Rent, may be brought by the Landlord from time to time at its election, and nothing herein contained shall be deemed to require the Landlord to postpone suit until the date when the Term would have expired if it had not been terminated under the provisions of this Lease, or under any provision of law, or had the Landlord not re-entered into or upon the Premises.

          G. Anything herein to the contrary notwithstanding, the Landlord shall have the option to accelerate all future installments of Rent and/or Additional Rent due and to hold the Tenant responsible, in advance, for the aggregate "damages" (as described in this Section) to be suffered by the Landlord during the remainder of the then current Term or renewal Term, as well as damages covering any renewal Term the option for which shall have been exercised by the Tenant.

          H. The Landlord, at its option, in addition to any and all remedies available to it, shall have the right to charge a fee for payment of Rent and/or Additional Rent received later than the fifth (5th) day of the month in which said Rent and/or Additional Rent was due, which fee shall be ten percent (10%) of the amount of such overdue Rent and/or Additional Rent.

          1. The Tenant hereby waives all rights of redemption to which the Tenant or any person claiming under the Tenant might be entitled, after an abandonment of the Premises, or after a surrender and acceptance of the Premises and the Tenant's leasehold estate, or after a dispossession of the Tenant from the Premises, or after a termination of this Lease, or after a judgment against the Tenant in an action in ejectment, or after the issuance of a final order or warrant of dispossess in a summary proceeding, or in any other proceeding or action authorized by any rule of law or statute now or hereafter in force or effect.

     22. Limitation of Liability of the Landlord: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of the Tenant or any other tenant of the Landlord or of any agent, employee, guest, licensee, invitee, subtenant, assignee or successor of the Landlord, the Tenant or any other tenant of the Landlord; or attributable to any interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

     23. Non-Waiver by the Landlord: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of Rent and/or Additional Rent after any breach by the Tenant, in any one or more instances, shall not be deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

     24. Non-Performance by the Landlord: This Lease and the obligation of the Tenant to pay the Rent and Additional Rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of (i) any rule, order, regulation or preemption by any Governmental Authority or (ii) any delay which may arise by reason of negotiations for the adjustment of any tire or other casualty loss, (iii) strikes or other labor trouble, or (iv) any cause beyond the control of the Landlord.

     25. Validity of Lease: The provisions of this Lease shall be deemed to be severable. If any provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other provision herein, but such other provisions shall remain in full force and effect.

     26. Notices: All notices required under the terms of this Lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, as follows:

to the Landlord c/o:
                       First Union National Bank
                       The Widener Building, 14th Floor
                       1 South Penn Square
                       Philadelphia, PA 19107
                       ATTN: Corporate Real Estate Depart.PA4118

to the Tenant at:      United Bank of Philadelphia
                       P.O. Box 54212
                       Philadelphia, PA 19105-4212
                       ATTN: Dr. Emma C. Chappell

or such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

     27. Quiet Enjoyment: The Landlord covenants and represents that the Landlord has the right and authority to enter into, execute and deliver this Lease; and does further covenant that the Tenant on paying the Rent and the Additional Rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the Premises for the duration of the Term, subject to early termination thereof in accordance with the provisions hereof.

     28. Entire Agreement: This Lease contains the entire agreement between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the Terms hereof. No additions, changes or modifications, renewals or extensions hereof shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

     29. Real Estate and Use and Occupancy Tenant shall pay to the Landlord, as Additional Rent hereunder, upon the Landlord's demand any use and occupancy tax which may be due to the City of Philadelphia as a result of Tenant's use and occupancy of the Leased Premises. In addition, Tenant shall pay to the Landlord, as Additional Rent hereunder, upon Landlord's demand, all real estate taxes and assessments, general and special, water taxes and all other impositions, ordinary and extraordinary of every kind and nature whatsoever, which during the Term may be levied or assessed against the Landlord's Real Property (including the land and improvements). Tenant shall not be required to pay any inheritance, estate, succession, transfer, gross receipts, franchise, corporation, net income or profit tax or capital levy imposed upon Landlord. All such taxes and assessments which shall become payable during each of the calendar, fiscal, tax or assessment years within the Term, as applicable, shall be ratably adjusted on a per diem basis between Landlord and Tenant in accordance with the respective portions of such calendar, fiscal, tax or assessment year which fall within the Term.

     30. Broker: The Landlord and the Tenant represent and warrant to the other that they have not dealt with any broker, finder or similar agent in connection with the transaction contemplated by this Lease, and that they have not taken any action which would result in any broker's, finder's, or other fee or commission being due or payable to any other party in connection with the transaction contemplated hereby. Each of the Landlord and the Tenant shall indemnify and hold harmless the other against any and all liability, loss, cost and expense (including reasonable attorney's fees) resulting from a breach of said representation and warranty of the indemnifying party. The provisions of this Section 30 shall survive the termination of this Lease.

     31. Construction Liens: If any construction or other liens shall be created or filed against the Premises or the Landlord's Real Property by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices or Lien Claims that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this Lease, in addition to such as are permitted by law.

     32. Waiver of Subrogation Rights: The Tenant waives all rights of recovery against the Landlord or the Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from the Tenant's insurance carriers and shall deliver to the Landlord, waivers of the subrogation rights under the respective policies.

     33. Security Deposit: INTENTIONALLY OMITTED.

     34. Option to Renew: If the Tenant is not in default either at the time notice of renewal is due or at the commencement date of the renewal Term, the Tenant shall have the option to renew or extend the Term of the Lease from the date upon which it would otherwise expire for three (3) additional periods of six (6) months each (each, a "Renewal Term"). The Tenant shall give the Landlord written notice of its intention to renew this Lease at least ninety (90) days prior to the expiration of the then current Term or Renewal Term, as applicable. Each Renewal Term shall be on the same terms and conditions as stated in this Lease, except that Rent shall be an amount equal to $82,275.00 per year, payable in equal monthly installments of $6,856.25 each. The word "Term" as used in this Lease shall include the above-mentioned Renewal Term(s).

     35. Equal Opportunity: The Landlord does not discriminate against any employee or applicant for employment because of race, creed, color, age, sex, national origin, marital status, liability for service in the armed forces, disability due to veteran status, status as veteran of the Vietnam era, or the handicapped, but it will comply with all the requirements of the Equal Opportunity Clause set forth in Executive Order 11246, as amended, and its implementing instruction as well as the Rehabilitation Act of 1973 and the Vietnam Era Veterans' Readjustment Assistance Act of 1974, which is incorporated herein by reference.

     36. Holding Over: In the event that the Tenant shall remain in the Premises after the expiration of the Term of this Lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this Lease. In such event, the Landlord may, at his option, elect to treat the Tenant as one who has not vacated at the end of the Term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may, at its option, elect to construe such holding over as a tenancy from month-to-month, subject to all the terms and conditions of this Lease, except as to duration thereof, and in that event the Tenant shall pay monthly Rent in advance at the rate of 150% of the Rent provided herein as effective during the last month of the expired Term, together with Additional Rent, if applicable.

     37. Conformation with Laws & Regulations: The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

     38. Indemnification of Landlord: The Tenant agrees to indemnify and save the Landlord harmless from and against all liability, and all loss, cost and expense, including reasonable attorneys' fees and costs, arising out of the occupancy, operation, maintenance, management and control of the Premises by the Tenant or in connection with (a) any injury or damage whatsoever caused to or by any person, including the Tenant, its employees, contractors or agents, or to property, including the Tenant's property, arising out of any occurrence on the Premises, (b) any breach of this Lease by the Tenant, or (c) any act or omission of the Tenant or of any person on the Premises, occurring in, on, or about the Premises.

     39. No Waste: The Tenant covenants not to do or suffer any waste or damage, or injury to the Premises or to the fixtures and equipment therein.

      40. Nature of the Landlord's Liability: If the Landlord shall breach any of the provisions hereof, the Landlord's liability shall in no event exceed the Landlord's interest in the Landlord's Real Property as of the date of the Landlord's breach; and the Tenant expressly agrees that any judgment or award which it may obtain against the

Landlord shall be recoverable and satisfied solely out of the right, title and interest of the Landlord in and to the Landlord's Real Property and that the Tenant shall have no rights against the Landlord, or rights of lien or levy against any other property of the Landlord, nor shall any other property or assets of the Landlord be subject to levy, execution or other enforcement proceedings for the collection of any such sums or satisfaction of any such judgment or award.

      41. Remedies Cumulative: The specified remedies to which the Landlord or the Tenant may resort under the terms of this Lease are not intended to be exclusive of any other remedies or means of redress to which the Landlord or the Tenant may be lawfully entitled in case of any breach or threatened breach of any provision of this Lease. In the event of any breach or threatened breach by the Tenant or any persons claiming through or under the Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, the Landlord shall be entitled to enjoin such breach or threatened breach (if entitled to do so at law or in equity or by statute or otherwise) and shall have the right to invoke any right and remedy allowed by law or in equity or by statute or otherwise as if re-entry, summary proceedings or other specific remedies were not provided for in this Lease.

      42. Force Majeure: The period of time during which either party hereto is prevented from performing any act required to be performed under this Lease by reason of tire, catastrophe, labor difficulties, strikes, lockouts, civil commotion, acts of God or of the public enemy, governmental prohibitions or pre-emptions, embargoes, inability to obtain materials or labor by reason of governmental regulations or prohibitions, or other events beyond the reasonable control of the Landlord or the Tenant, as the case may be, shall be added to the time for performance of such act, and neither party shall be liable to the other or in default under this Lease as the result thereof. The provisions of this
Section shall not apply to or in any manner extend or defer the time for any obligations to make payment of monies required of either party hereunder.

     43. Governing Law: The interpretation and validity of this Lease shall be governed by the substantive law of Pennsylvania.

     44. Waiver of Jury Trial: It is mutually agreed by and between the Landlord and the Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other as to any matters whatsoever arising out of or in any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant's use or occupancy of the Premises, and any emergency statutory or any other statutory remedy.

     45. No Option: For the convenience of the Tenant, this Lease may be submitted to the Tenant prior to its execution by or on behalf of the Landlord, but such submission shall not constitute an offer or an option and this Lease shall not bind the Landlord in any manner whatsoever unless and until this Lease shall have been signed and delivered on behalf of the Landlord.

     46. Performance of the Tenant's Obligations: Except as otherwise specifically provided for herein, if the Tenant shall be in default hereunder, the Landlord may cure such default on behalf of the Tenant, in which event the Tenant shall reimburse the Landlord for all sums paid to effect such cure, together with interest at the rate of three percent (3%) per annum in excess of the Landlord's prime rate of interest and reasonable attorneys' fees. In order to collect such reimbursement, the Landlord shall have all the remedies available under this Lease for a default in the payment of Rent.

     47. The Tenant's Access to Premises: The Tenant shall have access to the Premises on a 24 hour per day, 7 day per week basis.

     48. "Landlord": The term "Landlord" as used in this Lease means only the holder, for the time being, of the Landlord's interest under this Lease so that in the event of any transfer of title to the Premises, the Landlord shall be and hereby is entirely freed and relieved of all obligations of the Landlord hereunder accruing after such transfer, and it shall be deemed without further agreement between the parties that such grantee, transferee or assignee has assumed and agreed to observe and perform all obligations of the Landlord hereunder arising during the period it is the holder of the Landlord's interest hereunder.

     49. Tenant's Certificate: The Tenant agrees at any time and from time to time, within ten (10) days after a request by the Landlord, to execute, acknowledge and deliver a statement certifying (a) as to the date which shall be deemed to be the Commencement Date hereunder (b) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications),
(c) the date to which the Rent has been paid, and (d) whether or not to the best knowledge of the Tenant (i) the Landlord is in default in performing any term, covenant, agreement, provision, condition or limitation contained in this Lease and, if in default, specifying each such default, (ii) either party is holding any funds under this Lease in which the other has an interest (and, if so, specifying the party holding such funds and the nature and amount thereof, and (iii) there is any amount then due and payable to the Tenant by the Landlord, it being intended that such statement delivered pursuant to this Section may be relied upon by the Landlord, any mortgagee, and by any prospective purchaser of the Landlord's Real Property.

     50. Attornment: The Tenant agrees that in the event of a sale, transfer or assignment of the Landlord's interest in the Landlord's Real Property to attorn to and to recognize such transferee or purchaser as the Landlord under this Lease. The foregoing provisions of this Section shall be self-operative and no further instrument shall be required to give effect to said provisions. The Tenant, however, agrees, at the request of the party to which it has attorned, to execute, acknowledge and deliver without charge, from time to time, instruments acknowledging such attornment.

     51. End of Term: On the last day of the Term or the earlier termination of the Term, the Tenant shall peaceably and quietly leave, surrender and deliver the Premises to the Landlord, broom clean, together with (a) all alterations, changes, additions and improvements, which may have been made upon the Premises, except as otherwise provided in this Lease, and (b) except for the personal property of the Tenant, all fixtures and articles of personal property of any kind or nature which the Tenant may have installed or affixed on, in, or to the Premises for use in connection with the operation and maintenance of the Premises (whether or not said property be deemed to be fixtures), all of the foregoing to be surrendered in good, substantial and sufficient repair, order and condition, reasonable use, wear and tear, and damage by tire or other casualty excepted, and free of occupants and subtenants. The Tenant's obligations to observe or perform this covenant shall survive the expiration or earlier termination of this Lease. If the last day of the Term hereof, or of any Renewal Term, falls on a Sunday or legal holiday, this Lease shall expire at noon on the preceding Saturday or business day, respectively.

     52. References and Successors: In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained



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shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

     53. Option to Purchase the Landlord's Real Property.

          a. Grant of Option. Landlord hereby grants Tenant the option to purchase the Landlord's Real Property at any time during the Term of this Lease (as the same may be extended). Notwithstanding anything to the contrary contained herein, the option created by this Section 53 shall automatically terminate upon the termination or sooner expiration of the Term of this Lease (as the same may be extended).

          b. Exercise of Option. Tenant may exercise Tenant's right to purchase the Landlord's Real Property by giving Landlord notice ("Tenant's Option Notice") not less than sixty (60) days prior to the end of the Term (as the same may be extended). Tenant's right to exercise the option to purchase the Landlord's Real Property is conditioned upon there being no default by Tenant under this Lease at the time of such exercise or at the time of settlement on Tenant's purchase of the Landlord's Real Property.

          c. Terms and Conditions of Sale and Purchase. The terms and conditions of the sale of the Landlord's Real Property by Landlord to Tenant, and the agreement to purchase, under this Section are as follows:

               i. If Tenant exercises the option to purchase on or before September 24, 2000 (i.e., during the initial Term or first Renewal
          Term), the purchase price (the "Purchase Price") for the Landlord's Real Property shall be equal to the Landlord's book value of such property at the time of settlement. If Tenant exercises the option to purchase during the second or third Renewal Terms, the Purchase Price shall be equal to the greater of (A) the Landlord's book value of the property at the time of settlement or (B) the Fair Market Value of the property (as defined below). The Purchase Price shall be paid by Tenant to



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          Landlord by immediately available United States funds wired to an account designated by Landlord, payable at settlement.

               ii. Closing shall be completed within forty-five (45) days after Tenant delivers the Tenant's Option Notice (or within forty-five days after Landlord determine the Purchase Price in accordance with paragraph (v) below)).

               iii. Title to the Landlord's Real Property shall be good and marketable and such as will be insurable by a title insurance company licensed to do business in the Commonwealth of Pennsylvania at regular rates without exception; and

               iv. Real estate taxes, water and sewer rents and other income and charges shall be apportioned as of the date of settlement. Real estate transfer taxes shall be divided equally between the parties.

               v. If Tenant exercises the option to purchase during the second or third renewal periods, Tenant's Option Notice shall set forth Tenant's opinion as to the fair market value of the Landlord's Real Property. If Landlord and Tenant cannot agree on the fair market value of the Landlord's Real Property within fifteen (15) days after receipt of such notice, Tenant shall appoint an MAI appraiser by written notice delivered to Landlord. Within ten (10) days after appointment, such appraiser shall make, at Tenant's cost, an independent appraisal of the fair market value for the highest and best use of the Landlord's Real Property ("Fair Market Value") and shall submit a report, within thirty (30) days after appointment, to Landlord and Tenant ("Tenant's Appraisal"). If Landlord disagrees with the Fair Market Value set forth in Tenant's Appraisal, Landlord may, at its own cost and within no more than thirty (30) days after receiving the Tenant's Appraisal, have an appraiser of its choice prepare an appraisal setting forth the Fair Market Value ("Landlord's Appraisal"), with such appraiser using the same criteria as the Tenant's appraiser. If the Fair Market Value set forth in the Landlord's Appraisal and Tenant's Appraisal diverge by no more than twenty percent (20%), the



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          Fair Market Value shall be the average of the Fair Market Value set forth in the two appraisals. If the Fair Market Value set forth in the two appraisals diverges by more than twenty percent 20%, Landlord's appraiser and Tenant's appraiser shall select a third appraiser (who shall be an MAI or equal), and such third appraiser shall, within thirty (30) days after being appointed and using the same criteria used by the other appraisers, determine the Fair Market Value, and such third appraiser's determination shall be the Fair Market Value and shall be binding on the parties. Landlord and Tenant shall share equally the costs of such third appraisal.



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     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

               LANDLORD:

               First Union National Bank

               By:   /s/   Dan G. Griffith
                    -----------------------
                    Dan G. Griffith,
                    Vice President

               TENANT:

               UNITED BANK OF PHILADELPHIA

               By:    /s/   Emma C. Chappell
                    -------------------------
                    Dr. Emma C. Chappell
                    Chairman, President & CEO



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